Filed Pursuant to Rule 497(b)
Registration Nos. 333-102377
333-90638
333-102606
333-90636

TAX EXEMPT

SECURITIES TRUST

National Trust 347

Arizona Trust 1

Florida Trust 124

Michigan Trust 1

UNIT INVESTMENT TRUSTS

The Tax Exempt Securities Trust is sponsored by Salomon Smith Barney Inc. and consists of four separate unit investment trusts: National Trust 347, Arizona Trust 1, Florida Trust 124 and Michigan Trust 1. Each trust contains a fixed portfolio of long-term municipal bonds. The interest income of these bonds is generally exempt from federal income tax and, for state designated trusts, state and local income tax in the state for which the trust is named.

This Prospectus contains three parts. Part A contains the Summary of Essential Information including summary material relating to the trusts, the Portfolios and the Statements of Financial Condition. Part B contains more detailed information about the Tax Exempt Securities Trust and Part C contains specific information about the state designated trusts. Part A may not be distributed unless accompanied by Parts B and C.

Read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated February 14, 2003

INVESTMENT PRODUCTS: NOT FDIC INSURED; NO BANK GUARANTEE; MAY LOSE MONEY

TAX EXEMPT SECURITIES TRUST

INVESTMENT SUMMARY AS OF FEBRUARY 13, 2003

Use this Investment Summary to help you decide whether the portfolios comprising the Tax Exempt Securities Trust are right for you. More detailed information can be found later in this prospectus.

Investment Objective

Each of the trusts seeks to pay investors monthly distributions of tax exempt interest income while conserving their capital. The Sponsor has selected a fixed portfolio of municipal bonds intended to achieve these goals.

Investment Strategy

All of the bonds in the trusts are rated A or better by Standard & Poor’s, Moody’s or Fitch Ratings. State designated trusts primarily contain bonds issued by the state for which the trust is named or counties, municipalities, authorities or political subdivisions of that state.

Taxes

Interest received by the unit holders of the trusts on the bonds in each of the trusts is generally exempt from regular federal income tax. Interest on the bonds in each state trust is also generally exempt from certain state and local personal income taxes of the state for which the trust is named.

Risk Factors

Holders can lose money by investing in these trusts. The value of the units and the bonds held in the portfolio can each decline in value. An investment in units of a trust should be made with an understanding of the following risks:

•	Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer’s worsening financial condition or a drop in bond ratings.

•	The effective maturity of a long-term bond may be dramatically different than shorter term obligations. Investors will receive early returns of principal when bonds are called or sold before they mature. Investors may not be able to reinvest the money they receive at as high a yield or as long a maturity.

•	The municipal bonds could lose their tax-exempt status either due to future legislation or due to the failure of a public issuer of a bond (or private guarantor) to meet certain conditions imposed by various tax laws.

•	The default of an issuer of a municipal bond in making its payment obligation could result in the loss of interest income and/or principal to investors.

•	Since the portfolio of each of the trusts is fixed and not managed, in general the Sponsor can only sell bonds at a trust’s termination or in order to meet redemptions. As a result, the price at which a bond is sold may not be the highest price it attained during the life of a trust.

The Public Offering Price

The Public Offering Price plus estimated organization costs per unit as of February 13, 2003, would have been $1,049.55 for the National Trust, $1,048.37 for the Arizona Trust, $1,049.22 for the Florida Trust and $1,049.65 for the Michigan Trust.

During the initial public offering period the Public Offering Price per unit is calculated by:

•	dividing the aggregate offering price of the underlying bonds in a trust by the number of units outstanding.

•	adding a sales charge of 4.70% (4.932% of the aggregate offering price of the bonds per unit).

•	adding a per unit amount sufficient to reimburse the Sponsor for organization costs.

After the initial offering period the Public Offering Price per unit is calculated by:

•	dividing the aggregate bid price of the underlying bonds in a trust by the number of units outstanding.

•	adding a sales charge of 5.00% (5.263% of the aggregate bid price of the bonds per unit).

Market for Units

The Sponsor currently intends to repurchase units from holders at prices based upon the aggregate bid price of the underlying bonds. The Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsor stops repurchasing units, a unit holder may dispose of its units by redemption through the Trustee. The price received from the Trustee by the unit holder for units being redeemed is also based upon the aggregate bid price of the underlying bonds. Units can be sold at any time to the Sponsor or the Trustee without fee or penalty.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR NATIONAL TRUST 347

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$49.21
Reimbursement to Sponsor for Estimated Organization Costs	.239%	$ 2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.131%	$ 1.31
Other Operating Expenses	.034%	$ .34
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$ .25

Total	.190%	$ 1.90

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .190% and a 5% annual return on the investment throughout the periods	$489	$528	$572	$701

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR ARIZONA TRUST 1

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$49.16
Reimbursement to Sponsor for Estimated Organization Costs	.239%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.126%	$1.25
Other Operating Expenses	.028%	$.28
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.179%	$1.78

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .179% and a 5% annual return on the investment throughout the periods	$487	$525	$566	$687

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR FLORIDA TRUST 124

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$49.20
Reimbursement to Sponsor for Estimated Organization Costs	.239%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.127%	$1.27
Other Operating Expenses	.025%	$.25
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.177%	$1.77

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .177% and a 5% annual return on the investment throughout the periods	$487	$524	$565	$685

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR MICHIGAN TRUST 1

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$49.22
Reimbursement to Sponsor for Estimated Organization Costs	.239%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.126%	$1.26
Other Operating Expenses	.025%	$.25
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.176%	$1.76

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .176% and a 5% annual return on the investment throughout the periods	$487	$524	$565	$684

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION

AS OF FEBRUARY 13, 2003 ◆

Sponsor

Salomon Smith Barney Inc.

Trustee

JPMorgan Chase Bank

Evaluator

Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc.

Date of Deposit and of Trust Agreement

February 13, 2003

Mandatory Termination Date*

Each Trust will terminate on the date of maturity, redemption, sale or other disposition of the last Bond held in the Trust.

Record Dates

The first day of each month, commencing  March 1, 2003.

Distribution Dates

The fifteenth day of each month, commencing  March 15, 2003.**

Evaluation Time

As of 1:00 p.m. on the Date of Deposit. Thereafter, as of 4:00 p.m. Eastern Time.

Evaluator’s Fee

The Evaluator will receive a fee of $.29 per bond per evaluation.

Sponsor’s Annual Portfolio Supervision Fee***

Maximum of $.25 per $1,000 face amount of the underlying Bonds.

◆	The Date of Deposit. The Date of Deposit is the date on which the Trust Agreement was signed and the deposit with the Trustee was made.
*	The actual date of termination of each Trust may be considerably earlier (see Part B, “Amendment and Termination of the Trust Agreement—Termination”).
**	The first monthly income distribution of $2.84 for the National Trust, $2.51 for the Arizona Trust, $2.60 for the Florida Trust and $2.55 for the Michigan Trust will be made on March 15, 2003.
***	In addition to this amount, the Sponsor may be reimbursed for bookkeeping and other administrative expenses not exceeding its actual costs.

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION

AS OF FEBRUARY 13, 2003

	National Trust 347	Arizona Trust 1
Principal Amount of Bonds in Trust	$12,000,000	$2,000,000
Number of Units	12,000	2,000
Principal Amount of Bonds in Trust per Unit	$1,000	$1,000
Fractional Undivided Interest in Trust per Unit	1/12,000	1/2,000
Minimum Value of Trust:
Trust Agreement may be Terminated if Principal Amount is less than	$6,000,000	$1,000,000
Calculation of Public Offering Price per Unit*:
Aggregate Offering Price of Bonds in Trust	$11,974,100	$1,993,413

Divided by Number of Units	$997.84	$996.71
Plus: Sales Charge (4.70% of the Public Offering Price)	$49.21	$49.16

Public Offering Price per Unit	$1,047.05	$1,045.87
Plus: Estimated Organization Costs	$2.50	$2.50
Plus: Accrued Interest*	$1.10	$.97

Total	$1,050.65	$1,049.34

Sponsor’s Initial Repurchase Price per Unit (per Unit Offering Price of Bonds)**	$997.84	$996.71
Approximate Redemption Price per Unit (per Unit Bid Price of Bonds)**	$987.84	$990.71

Difference Between per Unit Offering and Bid Prices of Bonds	$10.00	$6.00

Calculation of Estimated Net Annual Income per Unit:
Estimated Annual Income per Unit	$58.66	$52.06
Less: Estimated Trustee’s Annual Fee***	$1.31	$1.25
Less: Other Estimated Annual Expenses	$.59	$.53

Estimated Net Annual Income per Unit	$56.76	$50.28

Calculation of Monthly Income Distribution per Unit:
Estimated Net Annual Income per Unit	$56.76	$50.28
Divided by 12	$4.73	$4.19
Accrued interest from the day after the Date of Deposit to the first record date**	$2.84	$2.51
First distribution per Unit	$2.84	$2.51
Daily Rate (360-day basis) of Income Accrual per Unit	$.1576	$.1396
Estimated Current Return based on Public Offering Price****	5.41%	4.80%
Estimated Long-Term Return****	5.41%	4.78%

*	Accrued interest will commence on the day after the Date of Deposit through the date of settlement (normally three business days after purchase).
**	This figure will also include accrued interest from the day after the Date of Deposit through the date of settlement (normally three business days after purchase) and the net cash on hand in the relevant Trust, accrued expenses of such Trust and amounts distributable to holders of record of Units of such Trust as of a date prior to the computation date, on a pro rata basis. As of the close of the initial offering period, the Redemption Price per Unit and the Sponsor’s Repurchase Price per Unit for each Trust will be reduced to reflect the payment of the per Unit organization costs.
***	Per $1,000 principal amount of Bonds, plus expenses.
****	The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the Date of Deposit.

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION

AS OF FEBRUARY 13, 2003

	Florida Trust 124	Michigan Trust 1
Principal Amount of Bonds in Trust	$3,000,000	$2,000,000
Number of Units	3,000	2,000
Principal Amount of Bonds in Trust per Unit	$1,000	$1,000
Fractional Undivided Interest in Trust per Unit	1/3,000	1/2,000
Minimum Value of Trust:
Trust Agreement may be Terminated if Principal Amount is less than	$1,500,000	$1,000,000
Calculation of Public Offering Price per Unit*:
Aggregate Offering Price of Bonds in Trust	$2,992,571	$1,995,855

Divided by Number of Units	$997.52	$997.93
Plus: Sales Charge (4.70% of the Public Offering Price)	$49.20	$49.22

Public Offering Price per Unit	$1,046.72	$1,047.15
Plus: Estimated Organization Costs	$2.50	$2.50
Plus: Accrued Interest*	$1.01	$.99

Total	$1,050.23	$1,050.64

Sponsor’s Initial Repurchase Price per Unit (per Unit Offering Price of Bonds)**	$997.52	$997.93
Approximate Redemption Price per Unit (per Unit Bid Price of Bonds)**	$990.19	$990.63

Difference Between per Unit Offering and Bid Prices of Bonds	$7.33	$7.30

Calculation of Estimated Net Annual Income per Unit:
Estimated Annual Income per Unit	$53.85	$52.76
Less: Estimated Trustee’s Annual Fee***	$1.27	$1.26
Less: Other Estimated Annual Expenses	$.50	$.50

Estimated Net Annual Income per Unit	$52.08	$51.00

Calculation of Monthly Income Distribution per Unit:
Estimated Net Annual Income per Unit	$52.08	$51.00
Divided by 12	$4.34	$4.25
Accrued interest from the day after the Date of Deposit to the first record date**	$2.60	$2.55
First distribution per Unit	$2.60	$2.55
Daily Rate (360-day basis) of Income Accrual per Unit	$.1446	$.1416
Estimated Current Return based on Public Offering Price****	4.96%	4.86%
Estimated Long-Term Return****	4.97%	4.81%

*	Accrued interest will commence on the day after the Date of Deposit through the date of settlement (normally three business days after purchase).
**	This figure will also include accrued interest from the day after the Date of Deposit through the date of settlement (normally three business days after purchase) and the net cash on hand in the relevant Trust, accrued expenses of such Trust and amounts distributable to holders of record of Units of such Trust as of a date prior to the computation date, on a pro rata basis. As of the close of the initial offering period, the Redemption Price per Unit and the Sponsor’s Repurchase Price per Unit for each Trust will be reduced to reflect the payment of the per Unit organization costs.
***	Per $1,000 principal amount of Bonds, plus expenses.
****	The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the Date of Deposit.

TAX EXEMPT SECURITIES TRUST

PORTFOLIO SUMMARY AS OF FEBRUARY 13, 2003

	National Trust 347	Arizona Trust 1
Number of municipal bonds (from 13 states for the National Trust and from Arizona, Puerto Rico and the United States Virgin Islands for the Arizona Trust)	18	6
Number of bonds issued with “original issue discount”	16	5
Average life to maturity of the bonds in the Trust (in years)	30.8	30.2

	Percentages†	Percentages†
Percentage of bonds acquired from the Sponsor (as sole underwriter, member of underwriting syndicate or otherwise from its own organization)	24.8%	14.8%

General obligation bonds backed by the taxing power of state issuer	4.8%	0.0%
Bonds not supported by the issuer’s power to levy tax	95.2%	100.0%

The bonds derived their income from the following primary sources:
• convention facilities	6.5%	0.0%
• educational facilities	17.3%	0.0%
• hospital and health care facilities	38.7%*	25.7%*
• housing facilities	4.3%	0.0%
• pollution control facilities	5.6%	0.0%
• power facilities	0.0%	24.7%
• recreational facilities	0.0%	30.1%*
• tobacco settlement	22.8%	19.5%

The bonds in the Trust are rated as follows:
• Standard & Poor’s
AAA	3.2%	0.0%
AA	3.2%	24.7%
A	52.1%	14.8%

Total	58.5%	39.5%

• Moody’s
Aaa	1.6%	30.1%
Aa	6.5%	0.0%
A	17.3%	30.4%

Total	25.4%	60.5%

• Fitch Ratings
A	16.1%	0.0%

Total	16.1%	0.0%

The following insurance companies have insured the bonds in the Trust as to timely payment of principal and interest:
• ACA	11.6%	0.0%
• MBIA	0.0%	30.1%

Total	11.6%	30.1%

†	Percentages based on the aggregate offering price of the bonds in the Trust.
*	The Trust is considered to be “concentrated” in a particular category when bonds of that type make up 25% or more of the portfolio.

TAX EXEMPT SECURITIES TRUST

PORTFOLIO SUMMARY AS OF FEBRUARY 13, 2003

	Florida Trust 124	Michigan Trust 1
Number of municipal bonds (from Florida and Puerto Rico for the Florida Trust and from Michigan, Puerto Rico and the United States Virgin Islands for the Michigan Trust)	8	6
Number of bonds issued with “original issue discount”	7	5
Average life to maturity of the bonds in the Trust (in years)	29.1	28.5

	Percentages†	Percentages†
Percentage of bonds acquired from the Sponsor (as sole underwriter, member of underwriting syndicate or otherwise from its own organization)	49.6%	14.7%

General obligation bonds backed by the taxing power of state issuer	10.2%	24.4%
Bonds not supported by the issuer’s power to levy tax	89.8%	75.6%

The bonds derived their income from the following primary sources:
• hospital and health care facilities	39.4%*	30.5%*
• housing facilities	20.5%	0.0%
• pollution control facilities	13.5%	25.6%*
• tobacco settlement	16.4%	19.5%

The bonds in the Trust are rated as follows:
• Standard & Poor’s
AAA	10.2%	24.4%
A	53.3%	70.9%

Total	63.5%	95.3%

• Moody’s
A	36.5%	4.7%

Total	36.5%	4.7%

The following insurance companies have insured the bonds in the Trust as to timely payment of principal and interest:
• ACA	17.0%	30.5%
• FSA	10.2%	0.0%

Total	27.2%	30.5%

†	Percentages based on the aggregate offering price of the bonds in the Trust.
*	The Trust is considered to be “concentrated” in a particular category when bonds of that type make up 25% or more of the portfolio.

UNDERWRITING

The names and addresses of the Underwriters and the number of Units to be sold by them are as follows:

	Units
	National Trust 347	Arizona Trust 1	Florida Trust 124	Michigan Trust 1
Salomon Smith Barney Inc. 388 Greenwich Street New York, New York 10013	4,000	1,300	2,450	1,650

Prudential Investment Management Services, LLC 100 Mulberry Street, Gateway Center 3 Newark, New Jersey 07102	1,250	100	300	100

SWS Securities 45 Broadway New York, New York 10006	1,500	250	—	—

UBS PaineWebber Inc. 1285 Avenue of the Americas, 9th Floor New York, New York 10019	1,500	—	—	—

Pershing/division of DLJ 1 Pershing Plaza Jersey City, New Jersey 07399	1,250	—	—	—

William R. Hough 100 Second Avenue, Suite 800 St. Petersburg, Florida 33701	750	—	250	—

CIBC Oppenheimer Corp. 425 Lexington Avenue, 3rd Floor New York, New York 10017	500	100	—	—

Morgan, Keegan & Co., Inc. 50 North Front Street Memphis, Tennessee 38103	500	—	—	—

Peacock, Hislop, Staley & Given 122 North Kirkwood Avenue, Suite 212 St. Louis, Missouri 63122	—	250	—	250

Advest, Inc. 90 State House Square Hartford, Connecticut 06103	250	—	—	—

Bear, Stearns & Co. Inc. 383 Madison Avenue, 8th Floor New York, New York 10179	250	—	—	—

Janney Montgomery Scott LLC 1801 Market Street Philadelphia, Pennsylvania 19103	250	—	—	—

Total	12,000	2,000	3,000	2,000

INDEPENDENT AUDITORS’ REPORT

To the Sponsor, Trustee and Unit Holders of

Tax Exempt Securities Trust, National Trust 347, Arizona Trust 1, Florida Trust 124 and Michigan Trust 1:

We have audited the accompanying statements of financial condition, including the portfolios of securities, of each of the respective trusts constituting Tax Exempt Securities Trust, National Trust 347, Arizona Trust 1, Florida Trust 124 and Michigan Trust 1 as of February 13, 2003. These financial statements are the responsibility of the Trustee (see note 6 to the statements of financial condition). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit of a statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of financial condition. Our procedures included confirmation with the Trustee of an irrevocable letter of credit deposited on February 13, 2003, and other appropriate auditing procedures for the purchase of securities, as shown in the statements of financial condition and portfolios of securities. An audit of a statement of financial condition also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall statement of financial condition presentation. We believe that our audits of the statements of financial condition provide a reasonable basis for our opinion.

In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of each of the respective trusts constituting Tax Exempt Securities Trust, National Trust 347, Arizona Trust 1, Florida Trust 124 and Michigan Trust 1 as of February 13, 2003, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

February 13, 2003

TAX EXEMPT SECURITIES TRUST

STATEMENTS OF FINANCIAL CONDITION

AS OF DATE OF DEPOSIT, FEBRUARY 13, 2003

	TRUST PROPERTY
	National Trust 347	Arizona Trust 1
Investment in Tax-Exempt Securities:
Bonds represented by purchase contracts backed by letter of credit (1)	$11,974,100	$1,993,413
Accrued interest through the Date of Deposit on underlying bonds (1)(2)	202,405	22,809
Cash (3)	30,000	5,000

Total	$12,206,505	$2,021,222

	LIABILITIES AND INTEREST OF UNIT HOLDERS
Liabilities:
Accrued interest through the Date of Deposit on underlying bonds (1)(2)	$202,405	$22,809
Reimbursement to Sponsor for Organization Costs (3)	30,000	5,000

	232,405	27,809

Interest of Unit Holders:
Units of fractional undivided interest outstanding (National Trust 347: 12,000; Arizona Trust 1: 2,000)
Cost to investors (4)	12,594,600	2,096,740
Less—Gross underwriting commission (5)	590,500	98,327
Less—Organization Costs (3)	30,000	5,000

Net amount applicable to investors	11,974,100	1,993,413

Total	$12,206,505	$2,021,222

(1)	Aggregate cost to each Trust of the Bonds listed under the Portfolios of Securities on the immediately following pages is based on offering prices as of 1:00 p.m. on February 13, 2003, the Date of Deposit, determined by the Evaluator on the basis set forth in Part B, “Public Offering—Offering Price.” Svenska Handelsbanken issued an irrevocable letter of credit in the aggregate principal amount of $20,000,000 which was deposited with the Trustee for the purchase of $19,000,000 principal amount of Bonds in all of the Trusts, pursuant to contracts to purchase such Bonds at the aggregate cost of $18,955,939 plus $299,497 representing accrued interest thereon through the Date of Deposit.
(2)	The Indenture provides that the Trustee will advance amounts equal to the accrued interest on the underlying securities of each Trust (net of accrued expenses) through the Date of Deposit and that such amounts will be distributed to the Sponsor as Unit Holder of record on such date, as set forth in Part B, “Rights of Unit Holders—Distribution of Interest and Principal.”
(3)	A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for the per Unit portion of all or a part of the organization costs of establishing a Trust. These costs have been estimated at $2.50 per Unit for each of the Trusts. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust.
(4)	The cost to investors represents the public offering price (exclusive of interest) computed on 12,000 Units of the National Trust and 2,000 Units of the Arizona Trust, on the basis set forth in Part B, “Public Offering—Offering Price,” plus estimated organization costs.
(5)	Sales charge of 4.70% computed on 12,000 Units of the National Trust and 2,000 Units of the Arizona Trust, on the basis set forth in Part B, “Public Offering—Offering Price.”
(6)	The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of each Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of each Trust. The Trustee is also responsible for all estimates (exclusive of estimate of organization costs) and accruals reflected in each Trust’s financial statements. Actual results could differ from these estimates. The Evaluator determines the price for each underlying bond included in each Trust’s Portfolio of Securities on the basis set forth in Part B, “Public Offering—Offering Price.”

TAX EXEMPT SECURITIES TRUST

STATEMENTS OF FINANCIAL CONDITION

AS OF DATE OF DEPOSIT, FEBRUARY 13, 2003

	TRUST PROPERTY
	Florida Trust 124	Michigan Trust 1
Investment in Tax-Exempt Securities:
Bonds represented by purchase contracts backed by letter of credit (1)	$2,992,571	$1,995,855
Accrued interest through the Date of Deposit on underlying bonds (1)(2)	35,663	38,620
Cash (3)	7,500	5,000

Total	$3,035,734	$2,039,475

	LIABILITIES AND INTEREST OF UNIT HOLDERS
Liabilities:
Accrued interest through the Date of Deposit on underlying bonds (1)(2)	$35,663	$38,620
Reimbursement to Sponsor for Organization Costs (3)	7,500	5,000

	43,163	43,620

Interest of Unit Holders:
Units of fractional undivided interest outstanding (Florida Trust 124: 3,000; Michigan Trust 1: 2,000)
Cost to investors (4)	3,147,660	2,099,300
Less—Gross underwriting commission (5)	147,589	98,445
Less—Organization Costs (3)	7,500	5,000

Net amount applicable to investors	2,992,571	1,995,855

Total	$3,035,734	$2,039,475

(1)	Aggregate cost to each Trust of the Bonds listed under the Portfolios of Securities on the immediately following pages is based on offering prices as of 1:00 p.m. on February 13, 2003, the Date of Deposit, determined by the Evaluator on the basis set forth in Part B, “Public Offering—Offering Price.” Svenska Handelsbanken issued an irrevocable letter of credit in the aggregate principal amount of $20,000,000 which was deposited with the Trustee for the purchase of $19,000,000 principal amount of Bonds in all of the Trusts, pursuant to contracts to purchase such Bonds at the aggregate cost of $18,955,939 plus $299,497 representing accrued interest thereon through the Date of Deposit.
(2)	The Indenture provides that the Trustee will advance amounts equal to the accrued interest on the underlying securities of each Trust (net of accrued expenses) through the Date of Deposit and that such amounts will be distributed to the Sponsor as Unit Holder of record on such date, as set forth in Part B, “Rights of Unit Holders—Distribution of Interest and Principal.”
(3)	A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for the per Unit portion of all or a part of the organization costs of establishing a Trust. These costs have been estimated at $2.50 per Unit for each of the Trusts. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are less than the estimated amount, only the actual organization expenses will be deducted from the assets of a Trust.
(4)	The cost to investors represents the public offering price (exclusive of interest) computed on 3,000 Units of the Florida Trust and 2,000 Units of the Michigan Trust, on the basis set forth in Part B, “Public Offering—Offering Price,” plus estimated organization costs.
(5)	Sales charge of 4.70% computed on 3,000 Units of the Florida Trust and 2,000 Units of the Michigan Trust, on the basis set forth in Part B, “Public Offering—Offering Price.”
(6)	The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of each Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of each Trust. The Trustee is also responsible for all estimates (exclusive of estimate of organization costs) and accruals reflected in each Trust’s financial statements. Actual results could differ from these estimates. The Evaluator determines the price for each underlying bond included in each Trust’s Portfolio of Securities on the basis set forth in Part B, “Public Offering—Offering Price.”

TAX EXEMPT SECURITIES TRUST

NATIONAL TRUST 347—PORTFOLIO OF SECURITIES

AS OF FEBRUARY 13, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$150,000	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, The Connecticut Light and Power Company Project, 5.85% Due 9/1/2028	A3*	10/1/08 @ 102	$157,696	5.100%	$8,775

2.	500,000	Boynton Beach, Florida, Multi-Family Mortgage Revenue Bonds, Clipper Cove Apartments, ACA Insured, 5.45% Due 1/1/2033	A	1/1/13 @ 100 SF 7/1/28 @ 100	509,535	5.200	27,250

3.	1,000,000	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare, Inc., 6.50% Due 10/1/2020	A–**	10/1/10 @ 101 SF 10/1/13 @ 100	1,059,460	5.620	65,000

4.	900,000	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, 5.875% Due 5/15/2039	A	5/15/11 @ 101 SF 5/15/31 @ 100	796,806	6.722	52,875

5.	810,000	Massachusetts Development Finance Agency Revenue Bonds, Boston University Issue, 5.45% Due 5/15/2059	A3*	5/15/29 @ 105	807,951	5.464	44,145

6.	500,000	Michigan State Strategic Fund, Pollution Control Revenue Bonds, Detroit Edison Company, 5.45% Due 9/1/2029	A–	9/1/11 @ 100	511,990	5.100	27,250

7.	1,000,000	Saginaw, Michigan, Hospital Finance Authority Revenue Bonds, Covenant Medical Center, Inc., 6.50% Due 7/1/2030	A	7/1/10 @ 101 SF 7/1/24 @ 100	1,081,610	5.263	65,000

8.	500,000	Missouri State Health & Educational Facilities Authority, Health Facilities Revenue Bonds, St. Anthony’s Medical Center, 6.125% Due 12/1/2019	A	12/1/10 @ 101 SF 12/1/13 @ 100	530,470	5.250	30,625

TAX EXEMPT SECURITIES TRUST

NATIONAL TRUST 347—PORTFOLIO OF SECURITIES

AS OF FEBRUARY 13, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

9.	$900,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, 6.125% Due 6/1/2042	A	6/1/12 @ 100 SF 6/1/19 @ 100	$804,726	6.910%	$55,125

10.	385,000	Pennsylvania State Higher Educational Facilities Authority College & University Revenue Bonds, The Trustees of the University of Pennsylvania, 4.75% Due 7/15/2033	AA	7/15/08 @ 100 SF 7/15/31 @ 100	381,924	4.800	18,288

11.	825,000	Tobacco Settlement Financing Corporation, Rhode Island, Tobacco Settlement Asset-Backed Bonds, 6.25% Due 6/1/2042	A	6/1/12 @ 100 SF 6/1/16 @ 100	768,281	6.750	51,563

12.	900,000	Anson, Texas, Educational Facilities Corporation, Student Housing Revenue Bonds, The University of Texas at Dallas-Waterview Park Project, ACA Insured, 5.10% Due 1/1/2034	A	1/1/13 @ 102 SF 1/1/29 @ 100	877,941	5.261	45,900

13.	750,000	Austin, Texas, Convention Enterprises, Inc., Convention Center Hotel Revenue Bonds, 5.75% Due 1/1/2032	Aa3*	1/1/11 @ 100 SF 1/1/24 @ 100	782,265	5.080	43,125

14.	205,000	Frisco, Texas, Independent School District, General Obligation Bonds, 4.50% Due 8/15/2029	Aaa*	8/15/09 @ 100 SF 8/15/23 @ 100	195,830	4.800	9,225

15.	400,000	Hurst Euless Bedford, Texas, Independent School District, General Obligation Bonds, 4.50% Due 8/15/2025	AAA	8/15/08 @ 100 SF 8/15/21 @ 100	383,596	4.800	18,000

16.	1,000,000	West Virginia State Hospital Finance Authority, Hospital Revenue Bonds, Charleston Medical Center, 6.75% Due 9/1/2030	A2*	9/1/10 @ 101 SF 9/1/23 @ 100	1,099,240	5.250	67,500

TAX EXEMPT SECURITIES TRUST

NATIONAL TRUST 347—PORTFOLIO OF SECURITIES

AS OF FEBRUARY 13, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

17.	$900,000	Wisconsin Health and Educational Facilities Authority Revenue Bonds, Aurora Health Care, Inc., 5.60% Due 2/15/2029	A–**	2/15/09 @ 101 SF 2/15/21 @ 100	$867,681	5.871%	$50,400

18.	375,000	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, 6.375% Due 6/1/2032	A	6/1/12 @ 100 SF 6/1/29 @ 100	357,098	6.750	23,906

	$12,000,000				$11,974,100		$703,952

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

TAX EXEMPT SECURITIES TRUST

ARIZONA TRUST 1—PORTFOLIO OF SECURITIES

AS OF FEBRUARY 13, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$500,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, MBIA Insured, 5.00% Due 7/1/2031	Aaa*	7/1/13 @ 100 SF 7/1/29 @ 100	$504,005	4.900%	$25,000

2.	100,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, MBIA Insured, 4.50% Due 7/1/2027	Aaa*	7/1/13 @ 100	95,711	4.800	4,500

3.	500,000	Salt River Project, Arizona, Agriculture Improvement & Power District Electric System Revenue Bonds, Salt River Project, 4.75% Due 1/1/2032	AA	1/1/13 @ 100	492,250	4.850	23,750

4.	500,000	Scottsdale, Arizona, Industrial Development Authority, Hospital Revenue Bonds, Scottsdale Healthcare, 5.80% Due 12/1/2031	A3*	12/1/11 @ 101 SF 12/1/22 @ 100	513,105	5.450	29,000

5.	300,000	Children’s Trust, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, 5.625% Due 5/15/2043	A	5/15/12 @ 100	294,114	5.750	16,875

6.	100,000	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, 5.00% Due 5/15/2031	A3*	5/15/11 @ 100 SF 5/15/13 @ 100	94,228	5.400	5,000

	$2,000,000				$1,993,413		$104,125

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

TAX EXEMPT SECURITIES TRUST

FLORIDA TRUST 124—PORTFOLIO OF SECURITIES

AS OF FEBRUARY 13, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$315,000	Florida State Board of Education, Capital Outlay Public Education, General Obligation Bonds, FSA Insured, 4.50% Due 6/1/2027	AAA	6/1/07 @ 101 SF 6/1/24 @ 100	$305,912	4.700%	$14,175

2.	100,000	Florida Housing Finance Corporation, Housing Revenue Bonds, Sunset Place, 6.10% Due 10/1/2029	A	10/1/09 @ 102 SF 4/1/20 @ 100	104,072	5.500	6,100

3.	500,000	Boynton Beach, Florida, Multi-Family Mortgage Revenue Bonds, Clipper Cove Apartments, ACA Insured, 5.45% Due 1/1/2033	A	1/1/13 @ 100 SF 7/1/28 @ 100	509,535	5.200	27,250

4.	500,000	Highlands County, Florida, Health Facilities Revenue Bonds, Adventist Health System, 5.25% Due 11/15/2028	A–	11/15/08 @ 101 SF 11/15/21 @ 100	489,590	5.400	26,250

5.	400,000	Hillsborough County, Florida, Industrial Development Authority, Pollution Control Revenue Bonds, Tampa Electric Company Project, 5.50% Due 10/1/2023	A2*	10/1/12 @ 100	402,944	5.400	22,000

6.	185,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, 5.50% Due 11/15/2032	A1*	11/15/12 @ 101	186,478	5.400	10,175

7.	500,000	Pinellas County, Florida, Health Facilities Authority Revenue Bonds, Baycare Health System, 5.50% Due 11/15/2033	A1*	5/15/13 @ 100 SF 11/15/30 @ 100	503,850	5.400	27,500

8.	500,000	Children’s Trust, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, 5.625% Due 5/15/2043	A	5/15/12 @ 100	490,190	5.750	28,125

	$3,000,000				$2,992,571		$161,575

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

TAX EXEMPT SECURITIES TRUST

MICHIGAN TRUST 1—PORTFOLIO OF SECURITIES

AS OF FEBRUARY 13, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$300,000	Michigan State Hospital Finance Authority Revenue Bonds, Detroit Medical Center Obligation Group, ACA Insured, 5.25% Due 8/15/2028	A	8/15/08 @ 101 SF 8/15/24 @ 100	$295,851	5.350%	$15,750

2.	500,000	Michigan State Strategic Fund, Pollution Control Revenue Bonds, Detroit Edison Company, 5.45% Due 9/1/2029	A–	9/1/11 @ 100	511,990	5.100	27,250

3.	500,000	Almont, Michigan, Community Schools, General Obligation Bonds, School Building & Site, 4.65% Due 5/1/2032	AAA	11/1/12 @ 100 SF 5/1/28 @ 100	487,480	4.810	23,250

4.	300,000	Dickinson County, Michigan, Healthcare System Hospital Revenue Bonds, ACA Insured, 5.80% Due 11/1/2024	A	11/1/09 @ 101 SF 11/1/19 @ 100	312,192	5.200	17,400

5.	300,000	Children’s Trust, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, 5.625% Due 5/15/2043	A	5/15/12 @ 100	294,114	5.750	16,875

6.	100,000	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, 5.00% Due 5/15/2031	A3*	5/15/11 @ 100 SF 5/15/13 @ 100	94,228	5.400	5,000

	$2,000,000				$1,995,855		$105,525

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

NOTES TO PORTFOLIOS OF SECURITIES

(1)	For a description of the meaning of the applicable rating symbols as published by Standard & Poor’s Ratings Group, a division of McGraw-Hill Companies, Inc., Moody’s Investors Service(*) and Fitch Ratings(**), see Part B, “Bond Ratings.”

(2)	There is shown under this heading the year in which each issue of Bonds initially is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par. “SF” indicates a sinking fund has been or will be established with respect to an issue of Bonds. The prices at which Bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the Bonds to a Trust. Certain Bonds in a Portfolio, including Bonds listed as not being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provision under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. For example, see discussion of obligations of housing authorities in Part B, “Tax Exempt Securities Trust—Risk Factors.”

(3)	Contracts to purchase Bonds were entered into during the period January 17, 2003, through February 13, 2003, with settlement dates on or before February 19, 2003. The Profit to the Sponsor on Deposit totals $151,707 for the National Trust, $15,289 for the Arizona Trust, $44,807 for the Florida Trust and $21,857 for the Michigan Trust.

(4)	Evaluation of the Bonds by the Evaluator is made on the basis of current offering prices for the Bonds. The current offering prices of the Bonds are greater than the current bid prices of the Bonds. The Redemption Price per Unit and the public offering price of the Units in the secondary market are determined on the basis of the current bid prices of the Bonds. (See Part B, “Public Offering—Offering Price” and “Rights of Unit Holders—Redemption of Units.”) Yield on Date of Deposit was computed on the basis of offering prices on the Date of Deposit. On February 13, 2003, the aggregate bid price of the Bonds was $11,854,100 for the National Trust, $1,981,413 for the Arizona Trust, $2,970,571 for the Florida Trust and $1,981,255 for the Michigan Trust.

PROSPECTUS—Part B:

Note that Part B of this Prospectus may not be

distributed unless accompanied by Part A.

TAX EXEMPT SECURITIES TRUST

The Trusts

For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and tax situations. Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each Trust is one of a series of similar but separate unit investment trusts. A unit investment trust provides many of the same benefits as individual bond purchases. However, while receiving many of the benefits, the holder of Units (the “Holder”) avoids the complexity of analyzing, selecting and monitoring a multi-bond portfolio. Each Trust is also created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement dated the Date of Deposit (collectively, the “Trust Agreement”), of Salomon Smith Barney Inc., as Sponsor, JPMorgan Chase Bank, as Trustee, and Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc., as Evaluator. Each Trust containing Bonds of a State for which such Trust is named (a “State Trust”) and each National or Intermediate Term Trust is referred to herein as the “Trust” and together they are referred to as “Trusts.” On the Date of Deposit, the Sponsor deposited contracts and funds (represented by a certified check or checks and/or an irrevocable letter or letters of credit, issued by a major commercial bank) for the purchase of certain interest-bearing obligations (the “Bonds”) and/or Units of preceding Series of Tax Exempt Securities Trust (the “Deposited Units”). The Bonds and Deposited Units (if any) are referred to herein collectively as the “Securities.” After the deposit of the Securities and the creation of the Trusts, the Trustee delivered to the Sponsor registered certificates of beneficial interest (the “Certificates”) representing the units (the “Units”) comprising the entire ownership of each Trust. These Units are now being offered pursuant to this Prospectus. References to multiple Trusts herein should be read as references to a single Trust if Part A indicates the creation of only one Trust.

Objectives

The objectives of each Trust are tax-exempt income and conservation of capital through an investment in a diversified portfolio of municipal bonds. There is no guarantee that a Trust’s objectives will be achieved.

Portfolio

The Sponsor’s investment professionals select Bonds for the Trust portfolios from among the 200,000 municipal bond issues that vary according to bond purpose, credit quality and years to maturity. The following factors, among others, were considered in selecting the Bonds for each Trust:

•	whether the interest on the Bonds selected would be exempt from federal and/or state income taxes imposed on the Holders;

•	for an uninsured Trust, whether the Bonds were rated “A” or better by a major bond rating agency;

•	for an insured Trust, whether the Bonds were rated “AAA” or its equivalent by a major bond rating agency;

•	the maturity dates of the Bonds (including whether such Bonds may be called or redeemed prior to their stated maturity);

•	the diversity of the types of Bonds; and

•	the cost of the Bonds relative to what the Sponsor believes is their value.

An Intermediate Term Trust will have a dollar-weighted average portfolio maturity of more than three years but no more than eleven years from the

Date of Deposit. A National or State Trust not specified as to term will have a dollar weighted average portfolio maturity of more than ten years from the Date of Deposit.

The Units

Each Unit in a Trust represents a fractional undivided interest in the principal and net income of such Trust. If any Units are redeemed after the date of this Prospectus, the principal amount of Bonds in the Trust will be reduced by an amount allocable to redeemed Units. Also, the fractional undivided interest in the Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed or until the termination of the Trust.

RISK FACTORS

An investment in Units is subject to the following risks.

Failure of Issuers to Pay Interest and/or Principal

The primary risk associated with an investment in Bonds is that the issuer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust’s Units. The bond ratings assigned by major rating organizations are an indication of the issuer’s ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

Original Issue Discount Bonds and Zero Coupon Bonds

Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For federal income tax purposes, original issue discount on such bonds must be accrued over the terms of such bonds. On sale or redemption, the difference between (i) the amount realized (other than amounts treated as tax-exempt income), and (ii) the tax basis of such bonds (properly adjusted for the accrual of original issue discount) will be treated as taxable income, gain or loss. See “Taxes” herein.

“When Issued” and “Delayed Delivery” Bonds

Certain Bonds in a Trust may have been purchased by the Sponsor on a “when issued” basis. Bonds purchased on a “when issued” basis have not yet been issued by their governmental entity on the Date of Deposit (although such governmental entity had committed to issue such Bonds). In the case of these and/or certain other Bonds, the delivery of the Bonds may be delayed (“delayed delivery”) or may not occur. The effect of a Trust containing “delayed delivery” or “when issued” Bonds is that Holders who purchased their Units prior to the date such Bonds are actually delivered to the Trustee may have to make a downward adjustment in the tax basis of their Units. Such downward adjustment may be necessary to account for interest accruing on such “when issued” or “delayed delivery” Bonds during the time between the Holders purchase of Units and delivery of such Bonds to a Trust. Such adjustment has been taken into account in computing the Estimated Current Return and Estimated Long-Term Return set forth herein, which is slightly lower than Holders may receive after the first year. To the extent that the delivery of such Bonds is delayed beyond their respective expected delivery dates, the Estimated Current Return and Estimated Long-Term Return for the first year may be lower than indicated in the “Summary of Essential Information” in Part A.

Redemption or Sale Prior to Maturity

Most of the Bonds in the Portfolio of a Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Holders and will not be reinvested. Thus, no assurance can be given that a Trust will retain for any length of time its present size and composition. To the extent that a Bond was deposited in a Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

Market Discount

The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond will have a larger portion of its total return in the form of taxable ordinary income (because market discount income is taxable ordinary income) and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. See “Taxes” herein.

Failure of a Contract to Purchase Bonds

In the event that any contract for the purchase of any Bond fails, the Sponsor is authorized under the Trust Agreement to instruct the Trustee to acquire other securities (the “Replacement Bonds”) for inclusion in the Portfolio of the affected Trust. However, in order for the Trustee to acquire any Replacement Bonds, they must be deposited not later than the earlier of (i) the first monthly Distribution Date of the Trust or (ii) 90 days after such Trust was established. The cost and aggregate principal amount of a Replacement Bond may not exceed the cost and aggregate principal amount of the Bond which it replaces. In addition, a Replacement Bond must:

•	be a tax-exempt bond;

•	have a fixed maturity or disposition date comparable to the Bond it replaces;

•	be purchased at a price that results in a yield to maturity and in a current return which is approximately equivalent to the yield to maturity and current return of the Bond which it replaces;

•	be purchased within twenty days after delivery of notice of the failed contracts;

•	for an uninsured Trust, be rated in a category of A or better by a major rating organization; and

•	for an insured Trust, be rated AAA or its equivalent by a major rating organization.

Whenever a Replacement Bond has been acquired for a Trust, the Trustee shall, within five days thereafter, notify all Holders of such Trust of the acquisition of the Replacement Bond.

In the event that a contract to purchase any of the Bonds fails and Replacement Bonds are not acquired, the Trustee will, not later than the second monthly Distribution Date, distribute to Holders the funds attributable to the failed contract. The Sponsor will, in such a case, refund the sales charge applicable to the failed contract. If less than all the funds attributable to a failed contract are applied to purchase Replacement Bonds, the remaining moneys will be distributed to Holders not later than the second monthly Distribution Date. Moreover, the failed contract may reduce the Estimated Net Annual Income per Unit, and may lower the Estimated Current Return and Estimated Long-Term Return of the affected Trust.

Risks Inherent in an Investment in Different Types of Bonds

The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be “concentrated” in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and reduce the amount of income that would otherwise have been paid to Holders.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. The Trust may also include “moral obligation” bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco Settlement Revenue Bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain Tobacco Settlement Revenue Bonds are issued with “turbo” redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico. These Bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During the fiscal year 2001 (July 2001 through June 2001), approximately 88% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 54% of Puerto Rico’s imports. In fiscal year 2001, Puerto Rico experienced a $17.8 billion positive merchandise trade balance.

Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Gross product increased from $32.3 billion in fiscal 1997 ($31.4 billion in 1996 prices) to $44.2 billion in fiscal 2001 ($35.3 billion in 1996 prices). This represents an increase of 36.7% from fiscal 1997 to 2001 (12.6% in 1996 prices). The Planning Board’s gross product forecast for fiscal 2002, made in March 2002, projected an increase of 0.3% for fiscal 2002 and an increase of 2.7% for fiscal 2003. The performance of the economy during the fiscal 2002 was affected primarily by the performance of the United States economy, the level of transfer payments, and the level of oil prices and interest rates.

Revenues and Expenditures for Fiscal Year 2002 and Approved Budget for Fiscal Year 2003. For the first eleven months of fiscal year 2002 (July 2001 through May 2002), General Fund revenues were $6,375.7 million, which is $339.6 million or 5.6% higher than General Fund revenues during the first eleven months of fiscal year 2001, but $199.5 million or 3.0% less than budgeted revenues for this period. The Commonwealth government has identified other revenues and other funding sources to cover the estimated revenues shortfall.

Expenditures for the full 2002 fiscal year, on the other hand, are projected to be $7,597.1 million, which is $131.4 million or 1.8% higher than the $7,465.7 million budgeted for the fiscal year. The Government expects to cover these additional expenditures with $111 million of reserve funds from the Commonwealth’s Budgetary Fund and with $20.5 million of unused funds from certain agencies that have operating surpluses.

The approved budget for fiscal year 2003 (which commenced on July 1, 2002) includes General Fund expenditures of $7,839 million, or 5% higher than the $7,465.7 million budgeted for fiscal year 2002. General Fund revenues for fiscal year 2003 are projected to be $7,836 million, which is $371 million or 5% higher than the $7,465 million in General Fund revenues budgeted for fiscal year 2002. In addition, the proposed budget includes $3 million of other funding sources, for a total of $7,839 million.

Ratings. On May 30, 2002, Standard & Poor’s lowered the Commonwealth’s debt rating from “A” to “A-.” Standard & Poor’s stated that the downgrade reflected five years of deficit operations and the use of deficit financing and back loading of debt to eliminate a large accumulated operating deficit. Standard & Poor’s also reported, however, that the Commonwealth’s credit outlook was stable based on (i) expectations of balanced operations in fiscal 2003, (ii) a strong commitment by management to reduce expenditure pressures in targeted areas, and (iii) a gradual economic recovery.

The preceding discussion provides only a brief summary of economic factors that may affect the market values of Puerto Rico municipal obligations. There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations. The information provided in this section is largely based on information drawn from Official Statements relating to securities offerings of Puerto Rico municipal obligations as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

Insurance

All of the bonds in an insured Trust are, and certain bonds in an uninsured Trust (the “Insured Bonds”) may be, insured or guaranteed by American Capital Access Corporation (“ACA”), Ambac Assurance Corporation (“AMBAC”), Financial Guaranty Insurance Company (“FGIC”), Financial Security Assurance Inc. (“FSA”), MBIA Insurance Corporation (“MBIA”), Radian Asset Assurance Inc. (“Radian”) or XL Capital Insurance Inc. (“XLCA”) (collectively, the “Insurance Companies”). Insurance policies generally make payments only according to a bond’s original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor’s or another acceptable national rating service. Standard & Poor’s has assigned an A claims-paying ability to ACA and an AA claims-paying ability to Radian. All of the bonds in an insured Trust will be insured or guaranteed by a AAA-rated insurer as of the Date of Deposit. The ratings are subject to change at any time at the discretion of the rating agencies.

The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non- cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

Litigation and Legislation

To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

Tax Exemption

From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See “Taxes” herein for a more detailed discussion concerning the tax consequences of an investment in Units. Holders are urged to consult their own tax advisers.

TAXES

This is a general discussion of some of the income tax consequences of the ownership of the Units. It applies only to investors who hold the Units as capital assets. It does not discuss rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions, insurance companies, tax-exempt organizations or anyone who holds the Units as part of a hedge or straddle.

The Bonds

In the opinions of bond counsel delivered on the dates the Bonds were issued (or in opinions to be delivered, in the case of when issued Bonds), the interest on the Bonds is excludable from gross income for regular federal income tax purposes under the law in effect at that time (except in certain circumstances because of the identity of the holder). However, interest on the Bonds may be subject to state and local taxes. The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made and will not make any review of the procedures for the issuance of the Bonds or the basis for these opinions.

In the opinions of bond counsel referred to above, none of the interest received on the Bonds at the time of issuance is subject to the alternative minimum tax for individuals. However, the interest is includible in the calculation of a corporation’s alternative minimum tax.

In the case of certain Bonds, the opinions of bond counsel indicate that interest received by a substantial user of the facilities financed with proceeds of the Bonds, or persons related thereto, will not be exempt from regular federal income tax, although interest on those Bonds received by others generally would be exempt. The term substantial user includes only a person whose gross revenue derived with respect to the facilities financed by the issuance of the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable areas of those facilities or for whom those facilities or a part thereof were specifically constructed, reconstructed or acquired. Related persons are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

The opinions of bond counsel are limited to the law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their dates of issuance, as a result of possible changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the bonds) to comply with certain ongoing requirements. Failure to meet these requirements could cause the interest on the Bonds to become taxable, thereby reducing the value of the Bonds, subjecting holders of the Bonds to unanticipated tax liabilities and possibly requiring the Trustee to sell the Bonds at reduced values.

The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made any investigation as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons’ outstanding tax-exempt private activity bonds, or the facilities themselves, and it is not possible to give any assurance that future events will not affect the tax-exempt status of the Bonds.

From time to time Congress considers proposals to tax the interest on state and local obligations such as the Bonds and it can be expected that similar proposals, including proposals for a flat tax or consumption tax, may be introduced in the future. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted, could adversely affect an investment in Units. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust.

As of the date of this prospectus, legislation passed in 2001 will phase in lower personal income tax rates under federal law over the next several years. Under lower personal income tax rates on interest income, the benefit of the tax-exempt status of the Bonds held by the Trusts is relatively less than the benefit that would exist under higher tax rates. Investors should be aware of this change in tax rates given that the interest rates on the Bonds generally are lower than the pre-tax interest rates on similar taxable bonds.

Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

The Trust

In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor, under existing law as of the date of this Prospectus:

The Trusts are not associations taxable as corporations for federal income tax purposes, and the interest on the Bonds that is excludable from federal gross income when received by the Trusts will be excludable from the federal gross income of the Holders. Any proceeds paid under the insurance policies described above issued to the Trusts with respect to the Bonds and any proceeds paid under individual policies obtained by issuers of Bonds or other parties that represent maturing interest on defaulted obligations held by the Trusts will be excludable from federal gross income to the same extent as such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations.

Each Holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of the Code. Each Holder will be considered to have received its pro rata share of income from Bonds held by the Trust on receipt by the Trust (or earlier accrual, depending on the Holder’s method of accounting and depending on the existence of any original issue discount on the Bonds), and each Holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Holder sells, exchanges or redeems its Units.

The opinion of Paul, Hastings, Janofsky & Walker LLP, which is set forth above, as to the tax status of the Trusts is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trusts pursuant to the Reinvestment Programs, described under “Reinvestment Programs” in this Part B. However, reinvestment does not avoid a taxable event that otherwise occurs.

Other Tax Issues

The Trust may contain Bonds issued with original issue discount. Holders are required to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of any accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after

September 3, 1982, and acquired after March 1, 1984. The Trust’s tax basis (and the Holder’s tax basis) in a Bond is increased by any tax-exempt accrued original issue discount. For Bonds issued after June 9, 1980, that are redeemed prior to maturity, the difference between the Trust’s basis, as adjusted, and the amount received will be taxable gain or loss to the Holders.

Holders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that in determining state and local taxes, interest on tax-exempt bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

The total cost of a Unit to a Holder, including sales charge, is allocated among the Bonds held in the Trust (in proportion to the values of each Bond) in order to determine the Holder’s per Unit tax basis for each Bond. The tax basis reduction requirements of the Code relating to amortization of bond premium discussed below will apply separately to the per Unit cost of each such Bond.

A Holder will be considered to have purchased its pro rata interest in a Bond at a premium when it acquires a Unit if its tax cost for its pro rata interest in the Bond exceeds its pro rata interest in the Bond’s face amount (or the issue price plus accrued original issue discount of an original issue discount bond). The Holder will be required to amortize any premium over the period remaining before the maturity or call date of the Bond. Amortization of premium on a Bond will reduce a Holder’s tax basis for its pro rata interest in the Bond, but will not result in any deduction from the Holder’s income. Thus, for example, a Holder who purchases a Unit at a price that results in a Bond premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Holder is considered to have held such interest.

Bond premium must be amortized under the method the Holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).

Gain or loss realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is includible in gross income for federal, state and local income tax purposes. That gain or loss will be capital gain or loss, assuming that the Unit is held as a capital asset, except for any accrued interest, accrued original issue discount or accrued market discount. When a Bond is sold by the Trust, taxable gain or loss will be realized by the Holder equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount). Taxable gain or loss will also result if a Unit is sold or redeemed for an amount different from its adjusted basis to the Holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner if the Trust had disposed of the Bonds, and the Holder may exclude accrued interest, including any accrued original issue discount, but not amounts attributable to market discount. The return of a Holder’s tax basis is otherwise a tax-free return of capital.

A Holder may acquire its Units or the Trust may acquire Bonds at a price that represents a market discount for the Bonds. Bonds purchased at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as taxable ordinary income, rather than capital gain, to the extent of any accrued market discount.

Long-term capital gains realized by non-corporate Holders (with respect to Units and Bonds held for more than one year) will be taxed at a maximum federal income tax rate of 20% (10% if the non-corporate Holder is, and would be after accounting for such gains, eligible for the 10% or 15% tax bracket for ordinary income), while ordinary income and short-term capital gains received by non-corporate Holders will be taxed at a maximum federal income tax rate of 38.6%. These rates are scheduled to be gradually reduced through 2006 under legislation passed in 2001. Beginning in the year 2001, for Holders in the 10% or 15% tax bracket for ordinary income (or in the year 2006, for Holders in tax brackets higher than 15% for ordinary income), capital gains realized with respect to Units and Bonds held for more than five years may be subject to a reduced rate of long-term capital gains tax. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of noncorporate Holders ($1,500 in the case of married individuals filing separate returns) may be deducted against ordinary income. Since the proceeds from the sale of Bonds, under certain circumstances, may not be distributed pro-rata, a Holder’s taxable income or gain for any year may exceed its actual cash distributions in that year.

If the Trust purchases any units of a previously issued unit investment trust series, based on the opinion of counsel with respect to such series, the Trust’s pro rata ownership interest in the bonds of such series (or any previously issued series) will be treated as though it were owned directly by the Trust.

Among other things, the Code provides for the following: (1) interest on certain private activity bonds is an item of tax preference included in the calculation of alternative minimum tax, however, bond counsel has opined that none of the Bonds in the Trust are covered by this provision; (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in corporate alternative minimum taxable income; (3) subject to certain exceptions, no financial institution is allowed a deduction for interest expense allocable to tax-exempt interest on bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) an issuer must meet certain requirements on a continuing basis in order for interest on a bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (6) the branch profits tax on U.S. branches of foreign corporations may have the effect of taxing a U.S. branch of a foreign corporation on the interest on bonds otherwise exempt from tax.

The Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose “modified adjusted gross income” combined with a portion of their social security benefits exceeds a base amount. The base amount is $32,000 for a married couple filing a joint return, zero for married persons filing separate returns and not living apart at all times during the year, and $25,000 for all others. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual’s income exceeds this base amount.

Certain S corporations, with accumulated earnings and profits from years in which they were subject to regular corporate tax, may be subject to tax on tax-exempt interest.

If borrowed funds are used by a Holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for federal income tax purposes. Fees and expenses of the Trust will also not be deductible. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation.

After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

EXPENSES AND CHARGES

Initial Expenses

Investors will reimburse the Sponsor on a per Unit basis, all or a portion of the estimated costs incurred in organizing each Trust including the cost of the initial preparation of documents relating to a Trust, federal and state registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses. The estimated organization costs will be paid to the Sponsor from the assets of a Trust as of the close of the initial public offering period. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor. Any balance of the costs incurred in establishing a Trust, as well as advertising and selling expenses and other out-of-pocket expenses will be paid at no cost to the Trusts.

Fees

The Trustee’s, Evaluator’s and Sponsor’s fees are set forth under the Summary of Essential Information. The Trustee receives for its services as Trustee payable in monthly installments, the amount set forth under Summary of Essential Information. The Trustee’s fee is based on the principal amount of Bonds contained in the Trust during the preceding month. The Trustee also receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture.

The Evaluator’s fee, which is earned for Bond evaluations, is received for each evaluation of the Bonds in a Trust as set forth under Summary of Essential Information.

The Sponsor’s fee, which is earned for trust supervisory services, is based on the largest number of Units outstanding during the year. The Sponsor’s fee, which is not to exceed the maximum amount set forth under Summary of Essential Information, may exceed the actual costs of providing supervisory services for the Trust. However, at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Tax Exempt Securities Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services.

The fees of the Trustee, Evaluator and Sponsor may be increased without approval of Holders in proportion to increases under the classification “All Services Less Rent” in the Consumer Price Index published by the United States Department of Labor.

Other Charges

The following additional charges are or may be incurred by a Trust: all expenses of the Trustee

(including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including reports and communications to Holders; expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust.

To the extent lawful, the Trust will also pay expenses associated with updating the Trusts’ registration statements and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust’s sponsor. Any payments received by the Sponsor reimbursing it for payments made to update Trusts’ registration statements will not exceed the costs incurred by the Sponsors.

The Trusts shall further incur expenses associated with all taxes and other governmental charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee’s fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses. All direct distribution expenses of the Trusts (including the costs of maintaining the secondary market for the Trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature, will be paid at no cost to the Trusts.

PUBLIC OFFERING

Offering Price

During the initial public offering period, the Public Offering Price of the Units is determined by adding to the Evaluator’s determination of the aggregate offering price of the Bonds per Unit a sales charge equal to a percentage of the Public Offering Price of the Units, as set forth in the table below. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period, the Public Offering Price of the Units of a Trust will be determined by adding to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit a sales charge equal to 5.00% of the Public Offering Price (5.263% of the aggregate bid price of the Bonds per Unit) for a National or State Trust. A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

During the initial public offering period, the sales charge and dealer concession for the Trusts will be reduced as follows:

Units Purchased†	Percent of Public Offering Price	Percent of Net Amount Invested	Dealer Concession
1-99	4.70%	4.932%	$33.00
100-249	4.25%	4.439%	$32.00
250-499	4.00%	4.167%	$30.00
500-999	3.50%	3.627%	$25.00
1,000 or more	3.00%	3.093%	$20.00

† The reduced sales charge is also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc. Units held in the name of the spouse or child under the age of 21 of the purchaser are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge.

The holders of units of any unit investment trust (the “Exchangeable Series”) may exchange units of the Exchangeable Series for Units of a Trust of this Series at their relative net asset values, subject to a fixed sales charge of $25 per Unit. See “Exchange Option” herein.

The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount completely.

Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units at a Public Offering Price equal to the Evaluator’s determination of the aggregate offering price of the Bonds per Unit plus a sales charge of .50%. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period such purchases may be made at a Public Offering Price equal to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit plus a sales charge of .50%. Sales through such plans to employees of the Sponsor result in less selling effort and selling expenses than sales to the general public. Participants in the Smith Barney Asset OneSM Program and in the Reinvestment Program of any series of the Trust may purchase Units at a Public Offering Price equal to the Evaluator’s determination of the aggregate offering price of the Bonds (plus cash held by the Trust for organization and offering costs) per Unit during the initial offering period and after the initial offering period at a Public Offering Price equal to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit. Participants in the Smith Barney Asset OneSM Program are subject to certain fees for specified securities brokerage and execution services.

Method of Evaluation

During the initial public offering period, the aggregate offering price of the Bonds is determined by the Evaluator (1) on the basis of current offering prices for Bonds, (2) if offering prices are not available for any Bonds, on the basis of current offering prices for comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations are made each business day as of the Evaluation Time set forth in the Summary of Essential Information. Following the initial public offering period, the aggregate bid price of the Bonds will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices of comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation Time set forth in the Summary of Essential Information. The term “business day,” as used herein shall exclude Saturdays, Sundays and any day on which the New York Stock Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1 1/2% of principal amount of the Bonds. In the case of actively traded securities, the difference may be as little as  1/2 of 1%, and in the case of inactively traded securities such difference will usually not exceed 3%. On the Date of Deposit for each Trust the aggregate current offering price of such Bonds per Unit exceeded the bid price of such Bonds per Unit by the amounts set forth under Summary of Essential Information.

Distribution of Units

During the initial public offering period Units of a Trust will be distributed to the public at the Public Offering Price through the Underwriters and dealers. The initial public offering period is 30 days unless all Units of a Trust are sold prior thereto, in which case the initial public offering period terminates with the sale of all Units. So long as all Units initially offered have not been sold, the Sponsor may extend the initial public offering period for up to four additional successive 30-day periods. Upon completion of the initial public offering, Units which remain unsold or which may be acquired in the secondary market may be offered by this Prospectus at the Public Offering Price determined in the manner provided for secondary market sales.

It is the Sponsor’s intention to qualify Units of a Trust for sale through the Underwriters and dealers who are members of the National Association of Securities Dealers, Inc. Units of a State Trust will be offered for sale in the state for which the Trust is named. The Sponsor also may qualify Units of a State Trust for sale in other states. Units will initially be sold to dealers at prices which represent a concession equal to the amount designated in the tables under “Public Offering—Offering Price.” The Sponsor reserves the right to change the amount of the concession to dealers from time to time and to vary the amount of the concession to affiliated dealers. After the initial offering period the dealer concession is negotiated on a case-by-case basis.

Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Holder or become entitled to exercise the rights of a Holder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Holder is the Public Offering Price in effect at the time his order is received, plus accrued interest. This price may be different from the Public Offering Price in effect on any other day, including the day on which he made payment for the Units.

Market for Units

While the Sponsor is not obligated to do so, its intention is to maintain a market for the Units of a Trust and to continuously offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds. The Sponsor may cease to maintain such a market at any time and from time to time without notice if the supply of Units of a Trust of this Series exceeds demand or for any other reason. In this event the Sponsor may nonetheless purchase Units at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of a Trust, a Holder desiring to dispose of its Units may be able to do so by tendering such Units to the Trustee for redemption at the Redemption Price.

Exchange Option

Holders may exchange their Units of this Series for Units of any series of Tax Exempt Securities Trust (the “Exchange Trust”) available for sale in the state in which the Holder resides. Such exchange will be at a Public Offering Price for the Units of the Exchange Trust to be acquired based on a fixed sales charge of $25 per Unit. The terms of the Exchange Option will also apply to Holders who wish to exchange Units of an Exchangeable Series for Units of a Trust of this Series. The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to Holders. Therefore, there is no assurance that the Exchange Option will be available to a Holder. Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of Units being acquired, the exchanging Holder will be permitted to add cash in an amount to round up to the next highest number of whole Units.

An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust, or Units of an Exchangeable Series for Units of a Trust, will generally constitute a taxable event under the Code, i.e., a Holder will recognize a gain or loss at the time of exchange. However, an exchange of Units of this Trust for Units of any other series of the Tax Exempt Securities Trust, or Units of an Exchangeable Series for Units of a Trust of this Series, which are grantor trusts for U.S. federal income tax purposes, will not constitute a taxable event to the extent that the underlying securities in each trust do not differ materially either in kind or in extent. Holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

Units of the Exchange Trust or a Trust of this Series will be sold under the Exchange Option at the bid prices (for trusts being offered in the secondary market) and offer prices (for trusts being offered in the primary market) of the underlying securities in the particular portfolio involved per Unit plus a fixed charge of $25 per Unit. Sales to dealers will be made at prices which represent a concession. The amount of the concession will be established at the time of sale by the Sponsor. As an example, assume that a Holder, who has three Units of a trust with a current price of $1,020 per Unit based on the bid prices of the underlying securities, desires to exchange his Units for Units of a series of an Exchange Trust with a current price of $880 per Unit based on the bid prices of the underlying securities. In this example, the proceeds from the Holder’s Units will aggregate $3,060. Since only whole Units of an Exchange Trust or a Trust of this Series may be purchased under the Exchange Option, the Holder would be able to acquire three Units in the Exchange Trust for a total cost of $2,715 ($2,640 for the Units and $75 for the sales charge) and would receive the remainder of his proceeds ($345) in cash. The Holder, at his option, could also decide to add $560 ($535 for the Unit and $25 for the sales charge) to the remaining cash balance and purchase another Unit of the Exchange Trust as explained in the first paragraph of this section.

Reinvestment Programs

Distributions of interest and/or principal are made to Holders monthly. The Holder has the option of either receiving a monthly income check from the Trustee or participating in one of the reinvestment programs offered by the Sponsor provided such Holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions to the reinvestment program selected by the Holder. Since the Sponsor has arranged for different reinvestment alternatives Holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Holder. The Holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a Trust owned by a Holder and may be terminated at any time by the Holder. The program may also be modified or terminated by the Trustee or the program’s Sponsor.

Sponsor’s and Underwriters’ Profits

The Underwriters receive a commission based on the sales charge of a particular Trust as adjusted pursuant to the agreement among Underwriters. The Sponsor receives a gross commission equal to the applicable sales charge for any Units they have underwritten, and receive the difference between the applicable sales charge and the Underwriter’s commission for the remainder of the Units. In addition, the Sponsor may realize profits or sustain losses in the amount of any difference between the cost of the Bonds to a Trust and the purchase price of such Bonds to the Sponsor. Under certain circumstances, an Underwriter may be entitled to share in such profits, if any, realized by the Sponsor. The Sponsor may also realize profits or sustain losses with respect to Bonds deposited in a Trust which were acquired from its own organization or from underwriting syndicates of which it was a member. During the initial public offering period the Underwriters also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the offering prices of the Bonds and hence in the Public Offering Price received by the Underwriters for Units. Cash made available to the Sponsor prior to the anticipated first settlement date for the purchase of Units may be used in the Sponsor’s businesses to the extent permitted by applicable regulations.

In maintaining a market for the Units the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units.

RIGHTS OF HOLDERS

Certificates

Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

Certificates may be issued in denominations of one Unit or any multiple thereof. A Holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

Interest and principal received by a Trust will be distributed on each monthly Distribution Date on a pro rata basis to Holders of record in such Trust as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Holders on previous Distribution Dates.

The Trustee will credit to the Interest Account of a Trust all interest received by such Trust, including that part of the proceeds of any disposition of Bonds of such Trust which represents accrued interest. Other receipts will be credited to the Principal Account of a Trust. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a Trust will be computed by the Trustee each month as of the Record Date. Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter. Such distributions shall consist of an amount substantially equal to one-twelfth of such Holders’ pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the “Monthly Income Distribution”) plus such Holders’ pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $5.00 per Unit. The Monthly Income Distribution per Unit initially will be in the amount shown under Summary of Essential Information for a Trust. The Monthly Income Distribution will change as the income and expenses of such Trust change and as Bonds are exchanged, redeemed, paid or sold.

Normally, interest on the Bonds is paid on a semi-annual basis. Because Bond interest is not received by a Trust at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Income Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Income Distributions of approximately equal amounts. The Trustee will then be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup such advances by reducing the amount distributed per Unit in one or more Monthly Income Distributions. If Units are redeemed subsequent to such advances by the Trustee, each remaining Holder will be subject to a greater pro rata reduction in his Monthly Income Distribution. To the extent it is unable to recoup advances from the Interest Account, the Trustee is also entitled to withdraw from the Principal Account. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Holders and are available for use by JPMorgan Chase Bank pursuant to normal banking procedures. The Trustee is entitled to the benefit of any reasonable cash balances in the Income and Principal Accounts. Because of the varying interest payment dates of the Bonds, accrued interest may at any point in time be greater than the amount of interest distributed to Holders. This excess accrued but undistributed interest amount will be added to the value of the Units on any purchase made after the Date of Deposit. If a Holder sells all or a portion of his Units, a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include his accrued interest on the Bonds.

As of the first day of each month the Trustee will deduct from the Interest Account of a Trust amounts necessary to pay the expenses of such Trust. To the extent there are not sufficient funds in the Interest Account to pay Trust expenses, the Trustee is also entitled to withdraw from the Principal Account. The Trustee also may withdraw from the accounts such amounts it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the Trust’s assets until such time as the Trustee returns any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee.

The Trustee has agreed to advance to a Trust the amount of accrued interest due on the Bonds from their respective issue dates or previous interest payment dates through the Date of Deposit. This accrued interest amount will be paid to the Sponsor as the holder of record of all Units on the first settlement date for the Units. Consequently, when the Sponsor sells Units of a Trust, the amount of accrued interest to be added to the Public Offering Price of the Units purchased by an investor will include only accrued interest from the day after the Date of Deposit through the date of settlement of the investor’s purchase (normally three business days after purchase), less any distributions from the Interest Account. The Trustee will recover its advances to a Trust (without interest or other cost to such Trust) from interest received on the Bonds deposited in such Trust.

Reports and Records

The Trustee shall furnish Holders in connection with each distribution a statement of the amount of interest and the amount of other receipts which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bond, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record, a statement (1) as to the Interest Account: interest received, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account. The accounts of a Trust shall be audited not less frequently than annually by independent auditors designated by the Sponsor, and the report of such auditors shall be furnished by the Trustee to Holders upon request.

The Trustee shall keep available for inspection by Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Holders, certificates issued or held, a current list of Bonds in the Portfolio of a Trust and a copy of the Trust Agreement.

Redemption of Units

Units may be tendered to the Trustee for redemption at its unit investment trust office at 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Within seven calendar days following such tender, the Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit. The “date of tender” is deemed to be the date on which Units are received by the Trustee, except as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading.

Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of a Trust will be reduced.

The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

Computation of Redemption Price per Unit

The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit of a Trust is each Unit’s pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such Trust on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in such Trust (other than funds covering contracts to purchase Bonds), and accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Holders of such Trust of record as of a date prior to the evaluation. As of the close of the initial public offering period the Redemption Price per Unit will be reduced to reflect the organization costs per Unit of a Trust. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust.

Purchase by the Sponsor of Units Tendered for Redemption

The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee. Such a purchase by the Sponsor will be at the price so bid by making payment to the Holder in an amount not less than the Redemption Price and not later than the day on which the Units would otherwise have been redeemed by the Trustee.

The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. Any profit resulting from the resale of such Units will belong to the Sponsor. The Sponsor likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

SPONSOR

Salomon Smith Barney Inc. (“Salomon Smith Barney”), a New York corporation, was originally incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. On September 1, 1998, Salomon Brothers Inc. merged with and into Smith Barney Inc. (“Smith Barney”) with Smith Barney surviving the merger and changing its name to Salomon Smith Barney Inc. The merger of Salomon Brothers Inc. and Smith Barney followed the merger of their parent companies in November 1997. Salomon Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Salomon Smith Barney is an indirect wholly-owned subsidiary of Citigroup Inc. Salomon Smith Barney or an affiliate is investment adviser, principal underwriter or distributor of 60 open-end investment companies and investment manager of 12 closed-end investment companies. Salomon Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust, Harris, Upham Tax- Exempt Fund and Tax Exempt Securities Trust, and acts as sponsor of most Series of Defined Assets Funds.

Limitations on Liability

The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Holders for taking any action or refraining from any action in good faith or for errors in judgment. The Sponsor shall also not be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

Although the Trusts are not actively managed as mutual funds are, the portfolios are reviewed periodically on a regular cycle. The Sponsor is empowered to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of the Bonds. Such events include: default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue Bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Holders. The Sponsor intends to provide Portfolio supervisory services for each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan. However, the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds the Trustee is required to give notice thereof to each Holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by a Trust of any securities other than the Bonds initially deposited in the Trust is prohibited.

Resignation

If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trusts.

TRUSTEE

The Trustee is JPMorgan Chase Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017, and its unit investment trust office at 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Company and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon- clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

Resignation

By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

EVALUATOR

The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc., with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

The Trustee, Sponsor and Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determination by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

The Trust Agreement requires the Evaluator to evaluate the Bonds of a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor.

Resignation

The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee. Should such removal occur, the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

Amendment

The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Holders. However, the Trust Agreement may not be amended to increase the number of Units issuable or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in a Trust. In the event of any amendment, the Trustee is obligated to notify promptly all Holders of the substance of such amendment.

Termination

The Trust Agreement provides that if the principal amount of Bonds held in Trust is less than 50% of the principal amount of the Bonds originally deposited in such Trust, the Trustee may in its discretion and will, when directed by the Sponsor, terminate such Trust. A Trust may be terminated at any time by 100% of the Holders. However, in no event may a Trust continue beyond the Mandatory Termination Date set forth under “Summary of Essential Information.” In the event of termination, written notice thereof will be sent by the Trustee to all Holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected Trust. Then after paying all expenses and charges incurred by such Trust, the Trustee will distribute to each Holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Account of such Trust.

MISCELLANEOUS

Legal Opinion

The legality of the Units has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsor.

Auditors

The statements of financial condition and portfolios of securities included in this Prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Performance Information

Sales material may compare tax-equivalent yields of long-term municipal bonds to long-term U.S. Treasury bonds and to the Bond Buyer Revenue Bond Index. Such information is based on past performance and is not indicative of future results. Yields on taxable investment are generally higher than those of tax-exempt securities of comparable maturity. While income from municipal bonds is exempt from federal income taxes, income from Treasuries is exempt from state and local taxes. Since Treasuries are considered to have the highest possible credit quality, the difference in yields is somewhat narrower than if compared to corporate bonds with similar ratings and maturities.

BOND RATINGS†

All ratings shown under Part A, “Portfolio of Securities”, except those identified otherwise, are by Standard & Poor’s.

Standard & Poor’s

A Standard & Poor’s corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees. The bond rating is not a recommendation to purchase or sell a

† As described by the rating agencies.

security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

The ratings are based, in varying degrees, on the following considerations:

I.  Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation; and

III.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

A—Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from “AA” to “BB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

Conditional rating(s), indicated by “Con” are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody’s

A brief description of the applicable Moody’s rating symbols and their meanings is as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Rating symbols may include numerical modifiers “1,” “2,” or “3.” The numerical modifier “1” indicates that the security ranks at the high end, “2” in the mid-range, and “3” nearer the low end of the generic category. These modifiers of rating symbols “Aa,” “A” and “Baa” are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Fitch Ratings

A brief description of the applicable Fitch Ratings’ rating symbols and their meanings is as follows:

AAA—These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—These bonds are considered to be investment grade and of high quality. The obligor’s ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A—These bonds are considered to be investment grade and of good quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—These bonds are considered to be investment grade and of satisfactory quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

A “+” or a “–” sign after a rating symbol indicates relative standing in its rating.

FEDERAL TAX FREE VS. TAXABLE INCOME

This table shows the approximate yields which taxable securities must earn in various income brackets to produce, after federal income tax, returns equivalent to specified tax-exempt bond yields. The table is computed on the theory that the taxpayer’s highest bracket tax rate is applicable to the entire amount of any increase or decrease in his taxable income resulting from a switch from taxable to tax-exempt securities or vice versa. The table reflects projected effective federal income tax rates and tax brackets for the 2003 taxable year. These rates are subject to change and lower rates are scheduled to be phased in through 2006. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may vary somewhat from those indicated in the table. Use this table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax.

2003 Tax Year

Taxable Income Bracket			Tax Exempt Yield
Joint Return	Single Return	Federal Tax Bracket	Effective Federal Tax Rate
				4.00%	4.50%	5.00%	5.50%	6.00%	6.50%
			Taxable Equivalent Yield

$ 0- 12,000	$ 0- 6,000	10.00%	10.00%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%
$ 12,001- 47,450	$ 6,001- 28,400	15.00	15.00	4.71	5.29	5.88	6.47	7.06	7.65
$ 47,451-114,650	$ 28,401- 68,800	27.00	27.00	5.48	6.16	6.85	7.53	8.22	8.90
$114,651-139,500	$ 68,801-139,500	30.00	30.00	5.71	6.43	7.14	7.86	8.57	9.29
$139,501-174,700	$139,501-143,500	30.00	30.90	5.79	6.51	7.24	7.96	8.68	9.41
$174,701-311,950	$143,501-311,950	35.00	36.05	6.25	7.04	7.82	8.60	9.38	10.16
Over $311,950	Over $311,950	38.60	39.76	6.64	7.47	8.30	9.13	9.96	10.79

Note: This table reflects the following:

1	Taxable income, as reflected in the above table, equals Federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $139,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined Federal and state tax rates through the use of higher effective Federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $209,250 for married taxpayers filing a joint tax return and $139,500 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

PROSPECTUS—Part C:

Note: Part C of this Prospectus may not be

distributed unless accompanied by Parts A and B.

TAX EXEMPT SECURITIES TRUST—THE STATE TRUSTS

Potential purchasers of the Units of a State Trust should consider the fact that the Trust’s Portfolio consists primarily of Bonds issued by the state for which such State Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Bonds. Each State Trust is subject to certain additional risk factors. The Sponsor believes the discussions of risk factors summarized below describe some of the more significant aspects of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects. Investment in a State Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.

Arizona Trust

Risk Factors—

The following represents special considerations regarding investment in Arizona municipal obligations.

This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from studies, reports and analyses conducted by third party analysts, economists, researchers and state officials relating to the general state of the Arizona economy (“Economic Reports”) available as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in the Economic Reports.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on the state of Arizona or local government finances generally, will not adversely affect the market value of Arizona municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations.

Population

According to U.S. Census Bureau estimates, between 1990 and 2000, Arizona was the second fastest growing state in the nation, with a 40% increase in its population. Arizona’s population expanded more than three times as fast as that of the nation during this 10-year period. Arizona maintained its ranking as the second fastest growing state after Nevada based on the U.S. Census Bureau’s estimates for July 1, 2001 to July 1, 2002 with a population growth of 2.8%, making it the 19th most populous state in the nation as of July 1, 2002. Arizona’s population exceeded that of Wisconsin’s since the previous year as predicted by forecasters at the U.S. Census Bureau.

Researchers at Arizona State University have attributed Arizona’s population growth mainly to net migration (both national and international), which accounted for nearly 70% of Arizona’s numeric increase from July 1, 2001 to July 1, 2002. During this same period, total net migration to Arizona ranked fourth in the nation, and Arizona’s net natural increase ranked tenth. According to Arizona State University’s Center for Business Research, however, Arizona’s population growth has been slowing gradually since its 1996-1997 peak. Although growth in 2001 was similar to growth in 2000, researchers at Arizona State University believe there may be further slowing, as population growth typically lags behind changes in economic growth by about one year. According to the U.S. Census Bureau, Arizona’s population was estimated to be approximately 5.4 million as of July 1, 2002, up from 5.3 million in July of 2001. According to the Arizona Department of Economic Security, Arizona’s projected population by 2010 is 6.1 million, although researchers at the University of Arizona predict Arizona will reach the 6 million threshold by 2006. This growth in population, however, will require corresponding increases in state revenue to meet increased demands in infrastructure development and various services, and the performance of Arizona’s economy will be critical to providing such increased revenue to meet the projected growth.

Economy

Although many economists in Arizona had scaled back their expectations for 2002, the forecasts generally were still too optimistic. Economists at the University of Arizona, who had predicted a slow recovery through 2002, recently admitted that even their forecasts were a little too high for most measures. The Arizona economy struggled for most of 2002 and was unable to sustain a recovery. Some signs of improvement, however, became evident in the fourth quarter of 2002 as the Arizona Business Conditions Index began a slow, but steady, climb past the critical level, indicating growth of the local economy. The Bank One Arizona Index of Leading Economic Indicators also indicated an improving local economy according to November 2002 figures, which inched up slightly compared to October and showed a significant 5% improvement over November 2001 figures. Forecasters from the University of Arizona expect the Arizona economy to strengthen beginning after the new year and to continue to grow at a “normal” growth rate in 2003 and beyond. Economists at Arizona State University seem to be slightly more pessimistic as they predict a continuing slow recovery. Factors such as the absence of job growth, declining consumer confidence and the struggling stock market, which have been plaguing the entire nation, as well as Arizona’s higher dependence on business-to-business spending and business-related tourism, and continued fiscal crisis affecting all levels of government are some of the reasons given by these economists for the pessimism.

Economic Sectors

Arizona’s principal economic sectors include services, wholesale and retail trade, and manufacturing. Economists at the University of Arizona report that the only economic sectors to show growth during September 2001 through September 2002 were retail trade and government, which is part of the service-producing industry. The gain in retail was very small and government experienced growth primarily in the federal and schools components. All other economic sectors were down for the same period, with manufacturing and construction still declining.

Services/Tourism

The state’s single largest economic sector is services, which consists of nearly one-third of Arizona’s jobs. According to the Arizona Department of Economic Security, after showing an annual average loss in 2001, the services sector seems to be showing a slow but upward trend. The largest monthly increase occurred in October of 2002 with a gain of 7,200 jobs. In December of 2002, the services sector added 1,900 jobs, with health services accounting for 1,100 of the job growth. Other components that saw increases in December 2002 were personal, legal and automotive services, while all other service sectors showed a decline. The hotels and lodging component of the services sector continues to struggle as employment was almost 4,000 less in August of 2002 as compared to August of 2001. Economists continue to highlight the impact of the September 11 terrorist attacks, a general slowdown in the economy and decreased business spending on the poor figures in the hotels and lodging component of the tourism services sector. Economists at the University of Arizona report that figures for tourism, which is a large and important part of the Arizona economy, remain below year-ago levels. There are some signs, however, that the hotels and lodging industry may be on the way to a recovery as the industry showed gains in October and November 2002. The Arizona Department of

Economic Security expects only a modest recovery overall for the services sector in 2003.

Wholesale and Retail Trade

The retail component of the trade sector has been one of the few bright spots in the Arizona industrial sectors during 2002. The Arizona Department of Economic Security reports that the trade industry matched its 10-year average monthly growth rate of 23% by adding 12,300 jobs in November of 2002, mostly in retail. Additional gains were seen in December 2002 as the trade sector gained another 6000 jobs. The wholesale trade industry has exhibited general weakness since March of 2001, while retail trade has driven the large part of the growth in the trade sector. Forecasters at the University of Arizona have attributed the growth of the retail component of the trade sector to consumer spending and express some concern of consumer retrenchment that could precipitate a decline in retail trade. The Behavior Research Center in Phoenix, Arizona reports that Arizona residents are losing confidence and expressing concerns about their job security as well as the ability to find new jobs. Researchers at the Arizona Department of Economic Security believe that this loss of confidence may result in a pull back on consumer spending, which remained strong for most of 2002 despite a weak economy, and may cause businesses to cut back further on expenditures by further cutting jobs.

Manufacturing

The most recent figures available for real gross state product (GSP) indicate that Arizona had the ninth fastest growth in GSP in the nation in 2000. Real GSP for the nation grew at an annual rate of 4.5% from 1999 to 2000, while Arizona GSP grew at a rate of 6.5%. According to the United States Department of Commerce, the growth in Arizona was attributable to strong growth in “high-tech” manufacturing. This may be of some concern looking forward as the manufacturing industry in Arizona, of which the high-tech industries make up more than half, lost 21,000 jobs between January 2001 through May 2002. Declines in goods-producing jobs are of particular concern because they tend to be relatively high paying, and thus have a more concentrated impact on the economy overall. According to the Bank One Arizona Index of Leading Economic Indicators, the production and new orders components were up for both October and November of 2002, climbing to 50.5 in November, and jumping an additional five points in December 2002 to 55.7, with 50 points being the critical benchmark indicating growth of the local economy. An economist with the Bank One Economic Outlook Center believes that high-tech manufacturing may lead the recovery for the manufacturing sector as Intel (which has a large presence in Arizona) has shown an increase in sales of CPUs, and expects that at least a portion of the replacement of computers by businesses purchased for Y2K would occur in 2003. This would be a welcome boost for the manufacturing industry, which has represented almost 60% of the direct job losses in the Arizona economy between December 2000, which was its most recent peak, and October 2002. Manufacturing, which declined to 1995 levels in October 2002, currently makes up only 10% of Arizona’s non-farm jobs, while it represented almost 13% in July 1998.

Construction

Despite losses in November 2002 and December 2002, the Arizona Department of Economic Security reported that the construction industry showed an annual increase of 2,300 jobs for 2002. The losses in the last two months of 2002 were attributed to special trades and building contractors. Arizona Department of Security researchers believe that the construction sector managed to sustain job growth from April 2002 through October 2002 due to low interest rates and fairly strong demand for housing. Researchers at the University of Arizona also attribute the general strength of the industry to investment in real estate, rather than the stock market, by disillusioned investors.

According to researchers at Arizona State University, the single-family housing market is one of the last remains of the vibrant Arizona economy of the 1990s. The single-family housing market made up approximately 62% of the total construction activity in the second quarter of 2002, up from 57% in 2001. Commercial construction, however, continues to struggle as it lost share, representing only 17% of the total construction dollar value in the second quarter of 2002, down from 25% a year earlier. According to researchers at Arizona State University, industrial development will continue to account for only 1% of Arizona’s total construction activity due to the lack of any significant projects in the near future.

Employment

After 20 years of employment growth and leading the nation for job creation during most of 2000, the Arizona Department of Economic Security expects Arizona to show a net loss of nearly 21,000 jobs in 2002. As of November 2002, economists at the University of Arizona reported that aggregate jobs were no longer declining, although job growth was not yet occurring. Figures through September 2002 indicate, however, that the number of jobs still remains 20,000 below the number of jobs in September 2001 for a decline of almost 1%. Arizona’s seasonally adjusted unemployment rate dropped to 5.6% in December 2002, down from 5.8% in November. December’s unemployment rate was the lowest rate of 2002 (the rate averaged 5.8% for the first 11 months), and was four-tenths of a percentage point less than the national rate which has been holding at 6.0%.

Researchers at the Arizona Department of Economic Security are expecting a slow economic upturn beginning in the end of 2002, which is expected to gain momentum in 2003. This slow upswing in the economy is expected to produce a close to 2% increase in jobs in 2003 for a total gain of approximately 40,000 jobs. This forecast is less optimistic than an earlier forecast by the Arizona Department of Economic Security, as the economy turned out to be weaker in 2002 than expected.

The growth in personal income in Arizona has been on the decline in recent years. Arizona State University’s Center for Business Research reports that personal income grew by 8.9% in 2000, 4.8% in 2001, 3.6% in the first quarter of 2002, and 3.3% in the second quarter of 2002. These figures indicate a significant drop between 2000 and 2001, which generally reflects overall economic performance in Arizona.

Budget

Although the state constitution requires Arizona to maintain a balanced budget, the state faces a $300 million-plus deficit for the current fiscal year ending June 30, 2003, and, if statutorily mandated funding formulas are followed, a projected deficit of $1 billion for the 2004 fiscal year. Arizona’s new Governor, Janet Napolitano, who took office in January 2003 released a proposed Executive Budget for fiscal years 2003, 2004 and 2005. The Governor’s plan does not call for any tax increases or across-the-board budget cuts. Instead, the plan relies on a variety of temporary cost-shifting methods coupled with specific operating budget reductions to address immediate needs and assumes that a recovering economy and revenue growth will mitigate the long term problem.

In response to the Executive Budget, the Joint Legislative Budget Committee released its own budget proposal which assumes a less optimistic revenue forecast and emphasizes more permanent solutions claiming the Executive’s plan relies too much on debt. The battle lines are drawn and will pit the Democratic Governor against a Republican-dominated legislature. Both sides have committed not to raise taxes in 2004 but legislative leadership is adamant that the Executive proposal guarantees a tax increase in 2005, a position many legislators campaigned in opposition to and the passage of which could jeopardize their re-election prospects. The Governor has convened a bi-partisan Citizens Finance Review Commission charged with reviewing the state’s revenue structure and reporting to the Governor later this year.

The resulting compromise which must be reached will reflect what is going on globally and will be influenced by many factors, some outside the control of state policymakers such as the health of the national economy, the outbreak of war, additional terrorist attacks, and the weather as it relates to the ongoing drought which is affecting all of the Southwest.

Liabilities

The Laedwig case, a class action lawsuit which alleged that the state’s treatment of certain income taxes was unconstitutional, has been settled. Under the terms of the settlement, $60 million was included in the Executive budget plan for fiscal year 2003 with additional payments anticipated in future years. Discussions are ongoing to defer this payment in lieu of a larger future balloon payment. The alternative fuels litigation continues and remains a significant contingent liability. The Budget Stabilization Fund was tapped to make the initial payments to claimants under the settlement agreement. The Budget Stabilization Fund has been depleted so other sources will need to be identified in the event the state incurs additional liability.

Indebtedness

Arizona does not issue general obligations bonds. At the close of fiscal year 2000 the state’s total debt was $2.1 billion. The Arizona Department of Transportation accounts for $1.3 billion of the state’s total bonded indebtedness, which represents 63% of the state’s total indebtedness. The other main bond debt for the state is for its universities, which accounts for $578.2 million or 28% of the state’s total $2.1 billion debt in outstanding bonds. Despite revenue shortfalls, the state’s highway department and other issuers are planning to move forward with scheduled bonding programs.

Revenue

Arizona’s two largest revenue producing categories are the sales tax and income tax withholding. According to the JLBC figures for December 2002, both categories remained below budget forecast bringing the year-to-date deficit to $267.7 million. With the continuing decline in corporate tax collections, the fiscal year 2003 shortfall is projected to be $360 million. Nevertheless, there are mixed signs in several of the economic indicators. The state’s tourism industry continues to recover with hotel night and airport passenger volume up over last year. The Leading Indicator Index was up 5% from the previous year which points in the direction of an improving economy. High-tech manufacturing, a significant part of overall manufacturing in Arizona, appears to be on the rise. Improvement in this sector boosts the entire state economy because of its high wages. Single-family housing, however, which has proceeded at a record-breaking pace for the past several years, is expected to weaken as mortgage rates drift upward during 2003.

Arizona Taxes—

In the opinion of Gallagher & Kennedy, P.A., special Arizona counsel on Arizona tax matters, under existing law:

Holders of the Arizona Trust will not be subject to Arizona income tax on interest income on the pro rata portion of any Bond of which the Holder is considered to be an owner if the Bond is an obligation of the State of Arizona, its counties, municipalities, or other political subdivisions. If the interest income on the Holder’s pro rata portion of a Bond, however, is an obligation of any state, territory, or possession of the United States, or any political subdivision thereof, located outside of the State of Arizona, the Holder will be required to include the interest income in its Arizona taxable income, subject to statutory deductions.

An individual Holder who is a resident of Arizona will be required to include in its Arizona taxable income its gain or loss received on the taxable disposition of its pro rata portion of any Bond of which it is considered to be an owner. A non-resident individual Holder, however, will not be subject to Arizona income tax on the taxable disposition of its portion of a Bond if the non-resident Holder does not have a business situs within the State of Arizona unless the Holder is engaged in the business of regularly buying or selling the Bonds in Arizona.

A corporate Holder domiciled in Arizona will be required to include in its Arizona taxable income its gain or loss in the taxable disposition of its pro rata portion of any Bond if the gain or loss is nonbusiness income. And, a corporate Holder will be subject to Arizona income tax on the gain or loss attributable to a taxable disposition of its portion of a Bond if the gain or loss is business income which is apportioned to Arizona.

Units of the Arizona Trust, held by Arizona residents, will be subject to Arizona estate tax upon the death of the Arizona resident. But, neither the Bonds nor the Units will be subject to Arizona personal property tax. Arizona transaction privilege or use tax will not apply to either sales or holding of Units in Arizona.

Florida Trust

Risk Factors—

Population

In 1980, Florida was the seventh most populous state in the U.S. Florida has grown dramatically since then and as of April 1, 2001, ranks fourth with an estimated population of 16.33 million.

•	The U.S. average population increase from 1990 to 2000 was about 1.0% annually, while Florida’s average increase was about 1.8% annually.

•	From 1990 to 2001, 84% of Florida’s population growth was due to more people moving into Florida than moved out. The remaining 16% was due to the excess of births over deaths.

•	Approximately one-third of the population increase due to the net in-migration was due to people moving to Florida from foreign countries, and the other two-thirds was due to people moving from other states.

•	The working age population (25-59), which grew by approximately 29% from 1990 to 2000, represented 46.6% of Florida’s total population in 2000. This share is expected to increase 14% in the next decade.

•	The percentage of Florida residents aged 65 and older increased by 18.6% between 1990 and 2000 and is projected to increase by another 25.9% between 2000 and 2010.

Income

•	Personal income in Florida has been growing steadily the last decade.

•	Florida’s real income per person has tracked closely with the U.S. average and has tracked above the southeast.

•	Since 1992, however, Florida’s real income per person has been consistently slightly below that of the U.S.

Florida has a proportionately greater retirement age population than most states. As a result, property income (dividends, interest, and rent), and transfer payments (for example, Social Security and pension benefits) are relatively more important sources of income to persons residing in Florida. Transfer payments are typically less sensitive to the ups and downs of the economy than wages and salaries and other employment income, and, therefore, act as a stabilizing force in weak economic periods.

The personal income of residents of the various states in the U.S. is frequently used to make comparisons among the various states. However, using personal income to compare Florida to other states can be misleading. Florida’s personal income is systematically underestimated. Contributions by employers to employees’ pension, profit sharing, and other retirement plans are included in personal income of that employee while the employee is working and earning wages and salary. When those same employees retire, to avoid double accounting, retirement payments to them from those retirement plans are excluded in computing personal income. Florida retirees are more likely to be collecting retirement benefits that they earned in a state other than Florida. As a result, Florida personal income is underestimated.

•	Florida has no personal income tax.

•	Florida’s real income per person in 2000 was $27,836.

•	The U.S. average real income per person in 2000 was slightly higher at $29,451.

•	Real income per person in the southeast United States in 2000 was slightly lower at $26,179.

•	Florida real income per person increased 4.8% in the fiscal year ended June 30, 2001, and total Florida personal income increased 6.8% from 1999 to 2000.

•	While Florida has historically outperformed the nation in terms of employment and income growth, the September 11 terrorist attacks have significantly changed Florida’s economic outlook. While the economy is expected to show major declines in the 2001-2002 fiscal year, it is expected to improve in the succeeding fiscal year.

Employment

•	Between 1990 and 2000, Florida’s working age population (age 18-64) and the number of employed persons in Florida increased approximately 20.2%.

•	Florida is gradually becoming less dependent on employment related to construction, agriculture, or manufacturing, and more dependent on employment related to trade and services.

•	In 1998, 13 of the 20 public companies in Florida generating the most revenue were Fortune 500 companies with headquarters in Florida.

In 1998, services constituted 36% and trade constituted 25.5% of Florida’s total non-farm jobs. The U.S., however, continues to have a greater percentage of manufacturing jobs than Florida. Manufacturing jobs tend to pay higher wages, but service jobs can also pay well and tend to be less sensitive to swings in the business cycle. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These type of manufacturing jobs tend to be less cyclical.

•	From 1990 to 1994, Florida’s unemployment rate was consistently slightly higher than that of the U.S.

•	From 1994 to 1997, Florida’s unemployment rate was generally below that of the U.S.

•	In 1998, Florida’s unemployment rate was again very slightly above that of the U.S.

•	In 1999, 2000 and 2001, Florida’s unemployment rate once again fell below the U.S. unemployment rate.

•	It is estimated that Florida’s unemployment rate will be 5.6% in the fiscal year ended

June 30, 2002, [1] and 5.9% in the fiscal year ending June 30, 2003.

The September 11 terrorist attacks significantly affected both the nation’s and Florida’s economic outlook. While Florida’s economy is expected to show major declines for the fiscal year ended June 30, 2002, it is expected to improve in the fiscal year ending June 30, 2003.

•	Total non-farm employment growth in Florida weakened substantially in the last quarter of 2001 and is expected to continue to weaken in the first quarter of 2002. Most of the decline will occur in the mining, construction, and manufacturing sectors. It is expected that non-farm employment will recover at the rate of 1.4% for the fiscal year ending June 30, 2003.

•	Trade and services, the two largest employment sectors, currently account for more than half of the total non-farm employment in Florida.

•	The service sector is now Florida’s largest non-farm employment category.

Construction

In the past, Florida’s economy has been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years as a result of continued diversification of Florida’s economy. For example, in 1973, total contract construction employment as a share of total non-farm employment was about 10%, in the late 1980’s, the share had edged downward to 7.5%, and in 1998, the share was only 5.2%. This trend is expected to continue as Florida’s economy continues to diversify.

While recent federal tax reforms reducing capital gains realized on the sale of homes may increase the purchases of second, preretirement homes in Florida, single and multi-family private housing starts in Florida have slowed over the past two years.

•	There were 162,600 single and multi-family housing starts in 1999-2000. The number of starts was expected to fall to a combined total of 143,700 units in 2001-2002. A projected loss of 22,900 housing starts is expected for the fiscal year ended June 30, 2002. A moderate increase in starts is expected to occur in the fiscal year ending June 30, 2003 as a result of lower interest rates and an overall improvement in the U.S. economy.

•	Total construction expenditures in Florida are forecasted to decrease 2.2% for the fiscal year ended June 30, 2002, and increase 1.8% for the fiscal year ending June 30, 2003.

Tourism

Tourism is one of Florida’s most important industries. Approximately 71.5 million tourists visited Florida in 2000. Florida’s tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Due in large part to the fact that Florida does not have a state individual income tax, tourists in Florida are, in essence, additional residents for purposes of determining Florida tax revenues.

The September 11 terrorist attacks severely weakened Florida’s tourist industry. The closure of the nation’s airports in the week following the attack caused travel to come to an abrupt halt. The cancellation of travel plans and the avoidance of crowded places by tourists resulted in a significant drop in the number of visitors coming to Florida.

[1]	All figures in this risk disclosure that are stated as projections or estimations for the fiscal year ended June 30, 2002, are referred to as such because the relevant data had not been conclusively calculated to provide actual figures as of July 15, 2002.

Revenues and Expenses

Estimated General Revenue plus Working Capital Funds available to Florida for the fiscal year ended June 30, 2002, total $20,042.1 million. Of the total General Revenue plus Working Capital Funds available to Florida, $19,228.2 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Funds appropriations at $19,277 million, including $46.9 million transferred to the Budget Stabilization Fund, unencumbered reserves for the fiscal year ended June 30, 2002, were $764.9 million. Estimated General Revenue plus Working Capital Funds available to Florida for the fiscal year ending June 30, 2003, total $20,746.3 million, a 3.5% increase over the fiscal year ended June 30, 2002. The $19,867 million in Estimated Revenues represents an increase of 3.3% over the previous year’s Estimated Revenues.

General Revenues and Expenses

For the fiscal year ended June 30, 2001, approximately 63% of Florida’s total direct revenue to its four operating funds was derived from Florida taxes and fees, with federal grants and other special revenue accounting for the balance. The large majority of Florida General Revenue Funds available to Florida for the fiscal year ended June 30, 2001, were made up of the following taxes:

•	Sales and use tax — 73%

•	Corporate income tax — 7%

•	Intangible personal property tax — 3%

•	Estate tax — 4%

•	Documentary stamp tax — 2%

During the same fiscal year ended June 30, 2001, the large majority of expenditures from Florida’s General Revenue Fund were as follows:

•	Human Services — 37%

•	Education — 28%

•	General Government — 12%

Florida Sales and Use Tax

Florida’s sales and use tax (6%) currently accounts for Florida’s single largest source of tax receipts. Slightly less than 11.5% of Florida’s sales and use tax is designated for local governments. In addition to this money from the State of Florida, local governments may (by a vote of the residents) assess a 0.5% or a 1.0% discretionary sales surtax within their county.

•	With the exception of the tax on gasoline and special fuels, the receipts from the sales and use tax are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or to local governments. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law.

•	For the fiscal year ended June 30, 2001, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the General Revenue Fund totaled $13,952.2 million, an increase of 1.3% over the fiscal year ended June 30, 2000 collections.

•	For the fiscal year ended June 30, 2001, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the Conservation and Recreational Lands Trust Fund totaled $49.5 million, an increase of 7.6% over the fiscal year ended June 30, 2000 collections.

•	For the fiscal year ended June 30, 2001, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to local governments totaled $1,800.9 million, an increase of 42.5% over the fiscal year ended June 30, 2000, collections.

Alcoholic Beverage Tax

Florida imposes an alcoholic beverage, wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of Florida’s major tax sources. The surcharge on alcoholic beverages sold for consumption on premises was reduced by the 1999 Legislature. This reduction is expected to reduce collections by $30.3 million in the fiscal year ended June 30, 2000, and $37.4 million in the fiscal year ended June 30, 2001. Approximately 88% of the revenues collected from this tax are deposited into Florida’s General Revenue Fund.

•	Receipts from the alcoholic beverage tax and liquor license fees that were credited to the General Revenue Fund totaled $523.3 million for the fiscal year ended June 30, 2001, a decrease of 6.0% from the fiscal year ended June 30, 2000.

Corporate Income Tax

Florida imposes an income tax on corporations. All receipts of the corporate income tax are credited to the General Revenue Fund.

•	For the fiscal year ended June 30, 2001, corporate income tax totaled $1,344.8 million, a decrease of 4.4% from the fiscal year ended June 30, 2000.

Documentary Stamp Tax

Florida imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The receipts from the documentary stamp tax are credited mainly to various trust funds. For the fiscal year ended June 30, 2001, only 7.56% of these taxes were deposited to the General Revenue Fund.

•	For the fiscal year ended June 30, 2001, receipts from documentary stamp tax collections that were credited to the General Revenue Fund totaled $479.2 million, an increase of 5.6% from the fiscal year ended June 30, 2000.

Intangible Personal Property Tax

Florida imposes an annual intangible personal property tax on stocks, bonds, including bonds secured by liens on Florida real property, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is currently 1 mill (a mill is $1.00 of tax per $1,000.00 of property value). Florida also imposes a non-recurring tax on mortgages and other obligations secured by liens on Florida real property. The rate of the non-recurring tax was reduced as of January 2000, from 2 mills to 1.5 mills, and a further reduction to 1 mill was effective January 2001. The rate reduction is expected to reduce general revenues by $202.3 million for the fiscal year ended June 30, 2001, and by $252.7 million for the fiscal year ending June 30, 2002. After reduction for administrative costs incurred by the Florida Department of Revenue, 66.5% of the receipts from the intangible personal property tax are distributed to the General Revenue Fund and the remaining 33.5% are distributed to the County Revenue Sharing Trust Fund.

•	For the fiscal year ended June 30, 2001, receipts from intangible personal property tax collections that were credited to the General Revenue Fund totaled $660.8 million, an increase of 14.2% from the fiscal year ended June 30, 2000.

Estate Tax

Florida imposes an estate tax on the estate of a decedent for the privilege of transferring property at death. The estate tax is limited by the Florida Constitution to an amount equal to the aggregate credit or deduction allowable against an estate’s federal or other state tax liability. Therefore, an elimination or reduction of the federal estate tax could significantly reduce the revenue from the Florida estate tax. All receipts of the estate tax are credited to the General Revenue Fund.

•	For the fiscal year ended June 30, 2001, receipts from this tax were $767.1 million, a decrease of 1.5% over the fiscal year ended June 30, 2000.

Communications Services Tax

On October 1, 2001, a unified tax on communications services became effective. The new communications services tax replaces previous gross receipts and municipal utilities taxes and franchise fees and was designed to be revenue neutral.

Lottery

Florida began its own lottery in 1988. Florida law requires that lottery revenues be distributed 50% to the public in prizes, at least 38.0% for use in enhancing education, and no more than 12.0% for costs of administering the lottery.

•	Lottery ticket sales for the fiscal year ended June 30, 2001, totaled an estimated $2,297.8 million, providing education with approximately $873.1 million.

Tobacco Litigation Award to Florida

Florida’s 1997 tobacco litigation settlement, as amended in 1998, is expected to exceed $11 billion over a 25 year period. The settlement anticipates that Florida will use the proceeds for children’s healthcare coverage and other health-related services, to reimburse Florida for medical expenses it has incurred, and for mandated improvements in enforcement efforts against the sale of tobacco products to minors. A portion of the settlement funds have been deposited in the Lawton Chiles Endowment Fund as a continuing source of funding for services to children and elders, and for biomedical research. As of June 30, 2000, the value of the Lawton Chiles Endowment Fund was approximately $1,182 million.

Debt-Balanced Budget Requirement

At the end of the fiscal year ended June 30, 2001, Florida had outstanding about $14,490.5 million in principal amount of debt secured by its full faith and credit. Since then, the State has issued about $1,404.6 million in principal amount of full faith and credit bonds.

Florida’s Constitution and statutes require that Florida not run a deficit in its budget, as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

Litigation

Currently under litigation are several issues relating to Florida actions or Florida taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on Florida’s financial position. A brief summary of these matters follows.

Nathan M. Hameroff, M.D., et al. v. Agency for Healthcare Administration, et al.

This is a class action suit, wherein the plaintiffs challenged the constitutionality of Florida’s Public Medical Assistance Trust Fund annual assessment on net operating revenue of free standing out-patient facilities offering sophisticated radiology services. The case went to trial October 3-4, 2000. On February 5, 2001, the trial court ruled that Florida Statute §395.705 was unconstitutional and disallowed further assessments. Judgment was entered against the Agency on December 15, 2001. The Agency has appealed and filed an initial brief in July 2001. The potential refund liability could total approximately $144 million.

Savona, et al. v. Agency for Health Care Administration

The plaintiffs seek reimbursement of differential between Medicare and Medicaid rates for dual-enrolled eligibles. The case was settled on October 6, 2000, and final judgment on the settlement was entered on June 18, 2001. A total of $98 million will be paid by the Agency for Health Care Administration over three years subject to legislative approval. The State’s share is 45 percent of the $98 million. The Florida Legislature appropriated $32 million in the 2001-2002 budget for the first installment of the settlement, which was paid on July 27, 2001.

State Contracting and Engineering Corp. v. Florida Department of Transportation, et. al.

State Contracting and Engineering Corp. (SCEC) holds a patent on a Value Engineering Change Proposal (VECP). SCEC claims that the Department of Transportation owes SCEC royalties and compensation for other damages involving the Department’s use of the VECP design. The case is scheduled for trial on January 28, 2002. If the State is unsuccessful in its actions, potential losses could range from $30 to $60 million.

Riscorp Insurance Company, et. al. v. Florida Department of Labor and Employment Security and Mary B. Hooks consolidated with Florida Hospitality Mutual Insurance Company v. Department of Labor and Employment Security

The Department of Labor and Employment Security collects assessments on “net premiums collected” and “net premiums written” from carriers of workers’ compensation insurance and by self-insurers in Florida. The plaintiffs seek refunds of assessments paid from 1995-1998 of approximately $35 million. On December 27, 2001, the Circuit Court granted plaintiffs’ motion for a partial final summary judgment, ruling that the plaintiffs were entitled to deduct ceded premiums from their premium base in calculating assessments paid for years 1995-1998. A trial on liability is scheduled for March 2002 and a separate trial on damages is scheduled for July 2002.

Sarnoff v. Department of Highway Safety and Motor Vehicles

Plaintiffs challenge the constitutionality of Section 325.214(2) of the Florida Statutes, which imposes a $10 fee on the emissions inspections of automobiles in 7 of Florida’s 67 counties. The trial court’s class certification order was reversed on December 29, 2000, and a rehearing was denied on February 2, 2001. Plaintiffs have invoked the discretionary review of the Florida Supreme Court and the oral argument was heard on November 7, 2001. The amount of potential loss to the State is estimated to be between $96 million and $106 million.

Rendon v. Florida Department of Transportation

The Plaintiffs seek a declaratory judgment that the surtax charged for a disabled parking permit is illegal and violates the Americans with Disabilities Act of 1990. On November 14, 2001, the trial court granted plaintiffs’ motion for summary judgment. On December 18, 2001, the trial court heard the State’s Motion for Rehearing, Reconsideration, and Clarification Regarding Appropriateness of Remedy and Scope of Relief and the plaintiff’s Motion for Contempt and Sanctions. The court has not yet made its decision. The estimated loss to the State could be in excess of $25 million.

Deficit Fund Equity

The Special Disability Trust Fund has a deficit fund balance of approximately $1.4 billion. This deficit is the result of claims expense over net assessment revenue.

The St. Lucie County Expressway Authority has a deficit fund balance of approximately $2.9 million primarily as a result of a prior period adjustment to recognize obligations payable to the Department of Transportation for advances to the Authority for operations and current year advances.

The Tobacco Settlement Trust Fund has a deficit balance of approximately $23 million. This deficit is the result of Medicaid program costs in excess of receipts. Tobacco settlement receipts from the tobacco industry scheduled for December 2001 will eliminate this deficit.

Bond Ratings

Florida maintains a bond rating of Aa2, AA+, and AA from Moody’s Investors Service, Standard & Poors Corporation, and Fitch Ratings, respectively, on all of its general obligation bonds. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

Information

The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, the Sponsor has no reason to believe that the information is not correct in all material respects.

September 11, 2001

The September 11 terrorist attacks substantially changed Florida’s economic outlook. While Florida has historically outperformed the nation in terms of employment and income growth due to its favorable natural, economic, and tax environments, and a growing population that fueled an increased demand for goods and services, the terrorist attacks have severely weakened Florida’s economic strength. Although U.S. economic fundamentals remain strong, the war on terrorism heightens economic volatility and risk. Further attacks could erode consumer confidence and drive the economy into a more prolonged and deeper recession.

Florida Taxes—

In the opinion of Carlton Fields, Tampa, Florida, special counsel on Florida tax matters, under existing law:

The Florida Trust will not be subject to the Florida income tax imposed by Chapter 220 so long as the Florida Trust transacts no business in Florida or has no income subject to federal income taxation. In addition, political subdivisions of Florida do not impose any income taxes.

Non-Corporate Holders will not be subject to any Florida income taxation on income realized by the Florida Trust. Corporate Holders with commercial domiciles in Florida will be subject to Florida income taxation on income realized by the Trust. Other corporate Holders will be subject to Florida income taxation on income realized by the Florida Trust only to the extent that the income realized is other than “non-business income” as defined by Chapter 220.

Florida Trust Units will be subject to Florida estate tax if owned by Florida residents and may be subject to Florida estate tax if owned by other decedents at death. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently Section 2011 [and in some cases Section 2102] of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax or Florida sales or use tax.

Neither the Florida Trust nor the Units will be subject to Florida intangible personal property tax.

Michigan Trust

Risk Factors—

Investors should be aware that the economy of the State of Michigan (the “State”) has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State’s economy is the manufacturing of durable goods. While the State’s efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990 and to 14.9 percent in 2000, durable goods manufacturing still represents a sizable portion of the State’s economy.

In January 1998, Standard & Poor’s raised its rating on the State’s general obligation bonds to “AA+” and in September 2000, raised the rating to “AAA.” In March 1998, Moody’s Investors Service, Inc. raised the State’s general obligation bond rating to “Aal” and in October 2000, raised the rate to “Aaa.” In April 1998, Fitch Ratings raised its rating on the State’s general obligation bonds to AA+.

The State’s economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. In addition, as described in the State’s comprehensive annual financial report on file with the Nationally Recognized Municipal Securities Information Repositories, the State is party to a number of lawsuits and legal actions, some of which, if determined adversely to the State, could have a materially adverse impact on the State’s finances.

In recent years, the State has, except as described below, reported its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1997-2001 with its general fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health (“DCH”). Over a ten-year period, DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. As a result, the General Fund balance (reserved and unreserved) for the “fiscal year” ended September 30, l997, was reduced by $154.1 million from $1,047 million to $893.1 million to account for the corrections of the prior period error. The ending fund balance (reserved and unreserved) of the General Fund at the end of the 2000-2001 fiscal year was $1,908.5 million. The unreserved fund balance of the General Fund at the end of the 2000-2001 fiscal year was $28.1 million. The unreserved fund balance of the Budget Stabilization Fund at the end of the 2000-2001 fiscal year was $994.2 million.

Consistent with the downturn in the national economy, the State has been experiencing an economic slow-down which has resulted in reductions in anticipated State revenues. On November 6, 2001, the State Legislature completed required approvals of an executive order presented by the Governor which reduced 2001-2002 appropriated State expenditures by approximately $540 million. The State Legislature also appropriated transfers from the Budget Stabilization Fund to avoid a deficit as of September 30, 2001, and September 30, 2002. These transfers reduced the balance in the Budget Stabilization Fund to approximately $145 million at September 30, 2002, and it is expected that the fund will reach a zero balance by September 30, 2003.

In December of 2002, the Governor proposed and the legislature approved cuts of $462.9 million on the 2002-03 fiscal year general fund budget, including cuts of approximately 2.0% in the public university appropriations and 3.5% in state revenue sharing to local municipalities. The impact of the reduction on local units of government will vary depending on, among other factors, the percentage of their own budgets which comes from revenue sharing.

On January 14, 2003, the State’s revenue estimation conference predicted additional 2002-03 fiscal year shortfalls of approximately $143 million in the general fund and approximately $134 million in the school aid fund. In response, the Governor has proposed executive order cuts in state payments to local school districts of $134 million, but the order has not yet been acted upon by the legislature. Additional cuts are anticipated for the 2002-03 general fund expenditures, and in both the general fund and school aid fund expenditures for the 2003-04 fiscal year.

In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event that the State’s total revenues exceed the limit by one percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. In order to comply with this requirement, the State refunded approximately $113 million through income tax credits for the 1995 calendar year.

On March 15, 1994, Michigan voters approved a school finance reform amendment to the State’s Constitution which, among other things, increased the State sales tax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation under various economic conditions which may occur in the future cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

In addition, the State legislature in 1995 adopted a package of state tax cuts, including the 1998 repeal of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in single business tax. Legislation was enacted that will reduce the personal income tax rate from 4.4 percent to 3.9 percent over a period of years. Beginning in Year 2000, the rate will be 4.2%; 2001, 4.2%; 2002, 4.1%; 2003, 4.0%; beyond, 3.9%. The Single Business Tax will be totally repealed by 2010.

Although all or most of the Bonds in the Michigan Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, in each of the last five years, the State has reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

The Michigan Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978, with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

Michigan Taxes—

In the opinion of Miller, Canfield, Paddock and Stone, P.L.C., special counsel to the Michigan Trust for Michigan tax matters, in summary under existing Michigan law, the Michigan Trust and the Holders will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the federal income tax laws, as currently enacted.

Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Holders and be deemed to have been received by them when received by the Michigan Trust. Interest on the Bonds in the Michigan Trust which is exempt from tax under the Michigan income tax laws when received by the Michigan Trust will retain its status as tax exempt interest to the Holders.

For purposes of the Michigan income tax laws, each Holder will be considered to have received his pro rata share of interest on each Bond in the Michigan Trust when it is received by the Michigan Trust, and each Holder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment  at maturity) or when the Holder redeems or sells his Unit to the extent the transaction constitutes a taxable event for federal income tax purposes. The tax cost of each unit to a Holder will be established and allocated for purposes of the Michigan income tax laws in the same manner as such cost is established and allocated for federal income tax purposes.

The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the intangible tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in “business activity,” as defined in the Michigan Single Business Tax Act. Under the Single Business Tax, both interest received by the Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Holder, if not included in determining taxable income for federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Holders. If the Michigan Trust or the Holders have a taxable event for federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Holder redeems or sells his Unit, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual’s federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing federal taxable income in the year the loss occurred. Holders should consult their tax advisor as to their status under Michigan law. The Single Business Tax is being phased-out with total repeal for tax years after 2009.

Any proceeds paid under an insurance policy issued to the Trustee of the Michigan Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Holders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations.

As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Holder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Holder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for federal income tax purposes.

TAX FREE VS. TAXABLE INCOME

The following tables show the approximate yields which taxable securities must earn in various income brackets to equal tax exempt yields under combined federal and state individual income tax rates. These tables reflect projected federal income tax rates and tax brackets for the 2003 taxable year under recently passed legislation, and state income tax rates that were available on the date of the Prospectus. These rates are subject to change and lower federal income tax rates are scheduled to be phased in over the next several years under such recently passed legislation. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may be lower than indicated. A table is computed on the theory that the taxpayer’s highest bracket tax rate is applicable to the entire amount of any increase or decrease in taxable income (after allowance for any resulting change in state income tax) resulting from a switch from taxable to tax-free securities or vice versa. Variations between state and federal allowable deductions and exemptions are generally ignored. The state tax is thus computed by applying to the federal taxable income bracket amounts shown in the table the appropriate state rate for those same dollar amounts. For example, a married couple living in the State of Arizona and filing a Joint Return with $53,000 in taxable income for the 2003 tax year would need a taxable investment yielding 7.12% in order to equal a tax-free return of 5.00%. Use the appropriate table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax and state income tax.

STATE OF ARIZONA

2003 Tax Year
Taxable Income Bracket	Approx. Combined Federal & State Tax Rate	TAX EXEMPT YIELD
		4.00%	4.50%	5.00%	5.50%	6.00%	6.50%
		TAXABLE EQUIVALENT YIELD
		JOINT RETURN
$ 0 - 12,000	12.58%	4.58%	5.15%	5.72%	6.29%	6.86%	7.44%
$ 12,001 - 20,000	17.44	4.84	5.45	6.06	6.66	7.27	7.87
$ 20,001 - 47,450	17.72	4.86	5.47	6.08	6.68	7.29	7.90
$ 47,451 - 50,000	29.34	5.66	6.37	7.08	7.78	8.49	9.20
$ 50,001 - 100,000	29.73	5.69	6.40	7.12	7.83	8.54	9.25
$100,001 - 114,650	30.45	5.75	6.47	7.19	7.91	8.63	9.35
$114,651 - 139,500	33.30	6.00	6.75	7.50	8.25	9.00	9.75
$139,501 - 174,700	34.16	6.08	6.83	7.59	8.35	9.11	9.87
$174,701 - 300,000	39.07	6.56	7.39	8.21	9.03	9.85	10.67
$300,001 - 311,950	39.27	6.59	7.41	8.23	9.06	9.88	10.70
Over $311,950	42.79	6.99	7.87	8.74	9.61	10.49	11.36

		SINGLE RETURN
$ 0 - 6,000	12.58%	4.58%	5.15%	5.72%	6.29%	6.86%	7.44%
$ 6,001 - 10,000	17.44	4.84	5.45	6.06	6.66	7.27	7.87
$ 10,001 - 25,000	17.72	4.86	5.47	6.08	6.68	7.29	7.90
$ 25,001 - 28,400	18.18	4.89	5.50	6.11	6.72	7.33	7.94
$ 28,401 - 50,000	29.73	5.69	6.40	7.12	7.83	8.54	9.25
$ 50,001 - 68,800	30.45	5.75	6.47	7.19	7.91	8.63	9.35
$ 68,801 - 139,500	33.30	6.00	6.75	7.50	8.25	9.00	9.75
$139,501 - 143,500	34.16	6.08	6.83	7.59	8.35	9.11	9.87
$143,501 - 150,000	34.16	6.08	6.83	7.59	8.35	9.11	9.87
$150,001 - 311,950	39.27	6.59	7.41	8.23	9.06	9.88	10.70
Over $311,950	42.79	6.99	7.87	8.74	9.61	10.49	11.36

(See the notes to the Arizona tax table on the following page)

Note:  This table reflects the following:

1	Taxable income, as reflected in the above table, equals Federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $139,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined Federal and state tax rates through the use of higher effective Federal tax rates. In addition, the effect of the 80 percent cap on overall percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $209,250 for married taxpayers filing a joint tax return and $139,500 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

STATE OF FLORIDA

2003 Tax Year

			TAX EXEMPT YIELD
Taxable Income Bracket			4.00%	4.50%	5.00%	5.50%	6.00%	6.50%
Joint Return	Single Return	Effective Federal Tax Rate	TAXABLE EQUIVALENT YIELD
$ 0 - 12,000	$ 0 - 6,000	10.00%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%
$ 12,001 - 47,450	$ 6,001 - 28,400	15.00	4.71	5.29	5.88	6.47	7.06	7.65
$ 47,451 - 114,650	$ 28,401 - 68,800	27.00	5.48	6.16	6.85	7.53	8.22	8.90
$114,651 - 139,500	$ 68,801 - 139,500	30.00	5.71	6.43	7.14	7.86	8.57	9.29
$139,501 - 174,700	$139,501 - 143,500	30.90	5.79	6.51	7.24	7.96	8.68	9.41
$174,701 - 311,950	$143,501 - 311,950	36.05	6.25	7.04	7.82	8.60	9.38	10.16
Over $311,950	Over $311,950	39.76	6.64	7.47	8.30	9.13	9.96	10.79

Note:  This table reflects the following:

1	Taxable income, as reflected in the above table, equals Federal adjusted gross income (AGI) less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $139,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined Federal and state tax rates through the use of higher effective Federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $209,250 for married taxpayers filing a joint tax return and $139,500 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.
5	Florida does not impose a state personal income tax.

STATE OF MICHIGAN

2003 Tax Year

Taxable		Approx. Combined Federal & State Tax Rate	TAX EXEMPT YIELD
Income Bracket			4.00%	4.50%	5.00%	5.50%	6.00%	6.50%
			TAXABLE EQUIVALENT YIELD
Joint Return	Single Return

$ 0 - 12,000	$ 0 - 6,000	13.60%	4.63%	5.21%	5.79%	6.37%	6.94%	7.52%
$ 12,001 - 47,450	$ 6,001 - 28,400	18.40	4.90	5.51	6.13	6.74	7.35	7.97
$ 47,451 - 114,650	$ 28,401 - 68,800	29.92	5.71	6.42	7.13	7.85	8.56	9.28
$114,651 - 139,500	$ 68,801 - 139,500	32.80	5.95	6.70	7.44	8.18	8.93	9.67
$139,501 - 174,700	$139,501 - 143,500	33.66	6.03	6.78	7.54	8.29	9.04	9.80
$174,701 - 311,950	$143,501 - 311,950	38.61	6.52	7.33	8.14	8.96	9.77	10.59
Over $311,950	Over $311,950	42.17	6.92	7.78	8.65	9.51	10.37	11.24

Note:  This table reflects the following:

1	Taxable income, as reflected in the above table, equals Federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $139,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined Federal and state tax rates through the use of higher effective Federal tax rates. In addition, the effect of the 80 percent cap on overall percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $209,250 for married taxpayers filing a joint tax return and $139,500 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

TAX EXEMPT

SECURITIES TRUST

        19,000 Units            Dated February 14, 2003

PROSPECTUS

This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements filed with the Securities and Exchange Commission, Washington, DC under the Securities Act of 1933 (file nos. 333-102377, 333-90638, 333-102606 and 333-90636) and the Investment Company Act of 1940 (file no. 811-2560), and to which reference is hereby made. Information may be reviewed and copied at the Commission’s Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies may be obtained from the SEC by:

•	electronic request (after paying a duplicating fee) at the following E-mail address: publicinfo@sec.gov
•	visiting the SEC internet address: http://www.sec.gov
•	writing: Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, DC 20549-6009

Index		Sponsor:
Investment Summary	A-2

Salomon Smith Barney Inc.

388 Greenwich Street

New York, New York 10013

(212) 816-6000

Trustee:

JPMorgan Chase Bank

4 Chase MetroTech Center

3rd Floor

Brooklyn, New York 11245

(800) 354-6565

This Prospectus does not constitute an
offer to sell, or a solicitation of an offer
to buy, securities in any state to any
person to whom it is not lawful to make such offer in such state.

Summary of Essential Information	A-8
Portfolio Summary as of Date of Deposit	A-11
Independent Auditors’ Report	A-14
Statements of Financial Condition	A-15
Portfolios	A-17
Notes to Portfolios of Securities	A-23
Tax Exempt Securities Trust	B-1
Risk Factors	B-2
Taxes	B-10
Expenses and Charges	B-14
Public Offering	B-15
Rights of Holders	B-19
Sponsor	B-22
Trustee	B-23
Evaluator	B-24
Amendment and Termination of the Trust Agreement	B-24
Miscellaneous	B-25
Bond Ratings	B-25
Federal Tax Free vs. Taxable Income	B-28
The State Trusts	C-1
Tax Free vs. Taxable Income	C-18

No person is authorized to give any information or to make any representations with respect to this Trust not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.

Salomon Smith Barney is the service mark used by Salomon Smith Barney Inc.	UT6904 (02/03)